Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2024

THE COMPANY

BXP, Inc. (NYSE: BXP) (formerly known as Boston Properties, Inc.) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 53.0 million square feet and 184 properties, including 9 properties under construction/redevelopment. BXP’s properties include 162 office properties, 14 retail properties (including one retail property under construction), seven residential properties (including two residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a twelfth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, high interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of geopolitical conflicts, the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the outbreak or mitigate its impact, the direct and indirect economic effects of the outbreak and containment measures on our clients, and the ability of our clients to successfully operate their businesses), the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including costs to comply with the Securities and Exchange Commission’s and California’s rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 57.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of the residential building, Skymark, in Reston, VA)

Q3 2024
Table of contents

Q3 2024
Company profile
SNAPSHOT

(as of September 30, 2024)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	184
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.0 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	176.2 million
Closing Price, at the end of the quarter	$80.46 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	4.9%
Consolidated Market Capitalization [2]	$30.4 billion
BXP’s Share of Market Capitalization [2,3]	$30.4 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director;	Raymond A. Ritchey	Senior Executive Vice President
	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Audit Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Carol B. Einiger		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Diane J. Hoskins	Chair of Sustainability Committee	Bryan J. Koop	Executive Vice President, Boston Region
Mary E. Kipp		Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Matthew J. Lustig	Chair of Nominating & Corporate		Region
	Governance Committee	Hilary Spann	Executive Vice President, New York Region
Timothy J. Naughton		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 28.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q3 2024
Guidance and assumptions
GUIDANCE

BXP’s guidance for the full year 2024 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on October 29, 2024 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 59. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Full Year 2024
	Low	High
Projected EPS (diluted)	$2.05	$2.07
Add:
Projected Company share of real estate depreciation and amortization	5.09	5.09
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	(0.05)	(0.05)
Projected FFO per share (diluted)	$7.09	$7.11

ASSUMPTIONS
(dollars in thousands)

	Full Year 2024
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	87.00%	88.20%
Decrease in BXP’s Share of Same Property net operating income (excluding termination income)	(3.00)%	(1.50)%
Decrease in BXP’s Share of Same Property net operating income - cash (excluding termination income)	(3.00)%	(1.50)%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$75,000	$82,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(6,000)	$(6,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$110,000	$120,000
Termination income	$15,000	$16,000

Other revenue (expense):
Development, management services and other revenue	$25,000	$27,000
General and administrative expense [2]	$(158,000)	$(154,000)
Consolidated net interest expense	$(590,000)	$(583,000)
Unconsolidated joint venture interest expense	$(78,000)	$(74,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(148,000)	$(140,000)

_______________
1 Excludes development properties expected to be placed into service in 2024.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q3 2024
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-24	30-Jun-24
Net income attributable to BXP, Inc.	$83,628	$79,615
Net income attributable to BXP, Inc. per share - diluted	$0.53	$0.51
FFO attributable to BXP, Inc. [1]	$286,858	$278,399
Diluted FFO per share [1]	$1.81	$1.77
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$219,130	$270,639

Selected items:
Revenue	$859,227	$850,482
Recoveries from clients	$137,891	$136,081
Service income from clients	$2,430	$2,953
BXP’s Share of revenue [3]	$835,098	$820,790
BXP’s Share of straight-line rent [3]	$25,433	$16,783
BXP’s Share of fair value lease revenue [3,4]	$2,294	$2,361
BXP’s Share of termination income [3]	$12,179	$801
Ground rent expense	$3,690	$3,679
Capitalized interest	$11,625	$10,336
Capitalized wages	$4,233	$4,807
Income (loss) from unconsolidated joint ventures	$(7,011)	$(5,799)
BXP’s share of FFO from unconsolidated joint ventures [5]	$13,746	$14,028
Net income attributable to noncontrolling interests in property partnerships	$15,237	$17,825
FFO attributable to noncontrolling interests in property partnerships [6]	$34,094	$37,028

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$8,660	$9,869
Below-market rents (included within Other Liabilities)	$31,295	$33,801
Accrued rental income liability (included within Other Liabilities)	$108,234	$110,350

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	2.95	3.22
Interest Coverage Ratio (including capitalized interest) [7]	2.70	2.94
Fixed Charge Coverage Ratio [7]	2.44	2.69
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.59	7.91
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [9]	(3.0)%	(4.4)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [9]	(2.0)%	(3.2)%
FAD Payout Ratio [2]	78.86%	63.85%
Operating Margins [(rental revenue - rental expense)/rental revenue]	60.7%	61.0%
Occupancy % of In-Service Properties [10]	87.0%	87.1%
Leased % of In-Service Properties [11]	89.1%	89.1%

Capitalization:
Consolidated Debt	$16,215,246	$15,367,474
BXP’s Share of Debt [12]	$16,235,789	$15,385,233
Consolidated Market Capitalization	$30,395,758	$26,216,439
Consolidated Debt/Consolidated Market Capitalization	53.35%	58.62%
BXP’s Share of Market Capitalization [12]	$30,416,301	$26,234,198
BXP’s Share of Debt/BXP’s Share of Market Capitalization [12]	53.38%	58.65%
_____________
1For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended September 30, 2024, see page 38.
6For a quantitative reconciliation for the three months ended September 30, 2024, see page 35.
7For a quantitative reconciliation for the three months ended September 30, 2024 and June 30, 2024, see page 33.
8For a quantitative reconciliation for the three months ended September 30, 2024 and June 30, 2024, see page 32.
9For a quantitative reconciliation for the three months ended September 30, 2024 and June 30, 2024, see pages 11, 67 and 68.
10Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.

Q3 2024
Financial highlights (continued)
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
12For a quantitative reconciliation for September 30, 2024, see page 28.

Q3 2024
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Sep-24	30-Jun-24
ASSETS
Real estate	$26,054,928	$25,840,947
Construction in progress	812,122	757,356
Land held for future development	690,774	675,191
Right of use assets - finance leases	372,896	372,896
Right of use assets - operating leases	339,804	344,292
Less accumulated depreciation	(7,369,545)	(7,198,566)
Total real estate	20,900,979	20,792,116
Cash and cash equivalents	1,420,475	685,376
Cash held in escrows	51,009	52,125
Investments in securities	39,186	36,844
Tenant and other receivables, net	99,706	82,145
Note receivable, net	3,937	3,155
Related party note receivables, net	88,788	88,779
Sales-type lease receivable, net	14,429	14,182
Accrued rental income, net	1,438,492	1,414,622
Deferred charges, net	794,571	800,099
Prepaid expenses and other assets	132,078	86,188
Investments in unconsolidated joint ventures	1,421,886	1,418,817
Total assets	$26,405,536	$25,474,448

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,275,155	$4,371,478
Unsecured senior notes, net	10,642,033	9,797,220
Unsecured line of credit	—	—
Unsecured term loans, net	798,058	698,776
Unsecured commercial paper	500,000	500,000
Lease liabilities - finance leases	373,260	375,601
Lease liabilities - operating leases	389,444	385,842
Accounts payable and accrued expenses	444,288	372,484
Dividends and distributions payable	172,191	172,172
Accrued interest payable	121,360	112,107
Other liabilities	407,441	398,525
Total liabilities	18,123,230	17,184,205

Commitments and contingencies	—	—
Redeemable deferred stock units	10,696	7,916

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 158,058,798 and 157,176,741 issued and 157,979,898 and 157,097,841 outstanding at September 30, 2024 and June 30, 2024, respectively	1,580	1,571
Additional paid-in capital	6,822,489	6,768,686
Dividends in excess of earnings	(1,035,710)	(964,518)
Treasury common stock at cost, 78,900 shares at September 30, 2024 and June 30, 2024	(2,722)	(2,722)
Accumulated other comprehensive loss	(26,428)	(155)
Total stockholders’ equity attributable to BXP, Inc.	5,759,209	5,802,862

Noncontrolling interests:
Common units of the Operating Partnership	638,129	677,789
Property partnerships	1,874,272	1,801,676
Total equity	8,271,610	8,282,327
Total liabilities and equity	$26,405,536	$25,474,448

Q3 2024
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-24	30-Jun-24
Revenue
Lease	$799,471	$790,555
Parking and other	34,255	33,890
Insurance proceeds	—	725
Hotel revenue	15,082	14,812
Development and management services	6,770	6,352
Direct reimbursements of payroll and related costs from management services contracts	3,649	4,148
Total revenue	859,227	850,482
Expenses
Operating	178,834	175,545
Real estate taxes	148,809	144,994
Restoration expenses related to insurance claims	254	887
Hotel operating	9,833	9,839
General and administrative [1]	33,352	44,109
Payroll and related costs from management services contracts	3,649	4,148
Transaction costs	188	189
Depreciation and amortization	222,890	219,542
Total expenses	597,809	599,253
Other income (expense)
Loss from unconsolidated joint ventures	(7,011)	(5,799)
Gain on sale of real estate	517	—
Gains from investments in securities [1]	2,198	315
Unrealized gain on non-real estate investment	94	58
Interest and other income (loss)	14,430	10,788
Interest expense [2]	(163,194)	(149,642)
Net income	108,452	106,949
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(15,237)	(17,825)
Noncontrolling interest - common units of the Operating Partnership [3]	(9,587)	(9,509)
Net income attributable to BXP, Inc.	$83,628	$79,615

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.53	$0.51
Net income attributable to BXP, Inc. per share - diluted	$0.53	$0.51

_____________
1Includes $2.2 million and $0.3 million for the three months ended September 30, 2024 and June 30, 2024, respectively, related to the Company’s deferred compensation plan.
2For the three months ended June 30, 2024, includes an approximately $9.5 million one-time, non-cash decrease in interest expense. The decrease is the result of updating our Skylyne ground lease purchase assumption that decreased previously recorded finance lease interest expense.
3For additional detail, see page 7.

Q3 2024
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-24	30-Jun-24
Net income attributable to BXP, Inc.	$83,628	$79,615
Add:
Noncontrolling interest - common units of the Operating Partnership	9,587	9,509
Noncontrolling interests in property partnerships	15,237	17,825
Net income	108,452	106,949
Add:
Depreciation and amortization expense	222,890	219,542
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(18,857)	(19,203)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	20,757	19,827
Corporate-related depreciation and amortization	(438)	(406)
Non-real estate related amortization	2,130	2,130
Less:
Gains on sales of real estate	517	—
Unrealized gain on non-real estate investment	94	58
Noncontrolling interests in property partnerships	15,237	17,825
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	319,086	310,956
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,228	32,557
FFO attributable to BXP, Inc.	$286,858	$278,399

BXP, Inc.’s percentage share of Basic FFO	89.90%	89.53%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.10%	10.47%
Basic FFO per share	$1.82	$1.77
Weighted average shares outstanding - basic	157,725	157,039
Diluted FFO per share	$1.81	$1.77
Weighted average shares outstanding - diluted	158,213	157,291

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-24	30-Jun-24
Basic FFO	$319,086	$310,956
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	319,086	310,956
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	32,132	32,526
BXP, Inc.’s share of Diluted FFO	$286,954	$278,430

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-24	30-Jun-24
Shares/units for Basic FFO	175,446	175,408
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	488	252
Shares/units for Diluted FFO	175,934	175,660
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,721	18,369
BXP, Inc.’s share of shares/units for Diluted FFO	158,213	157,291

BXP, Inc.’s percentage share of Diluted FFO	89.93%	89.54%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended September 30, 2024, see page 35.
3For a quantitative reconciliation for the three months ended September 30, 2024, see page 38.

Q3 2024
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Sep-24	30-Jun-24
Net income attributable to BXP, Inc.	$83,628	$79,615
Add:
Noncontrolling interest - common units of the Operating Partnership	9,587	9,509
Noncontrolling interests in property partnerships	15,237	17,825
Net income	108,452	106,949
Add:
Depreciation and amortization expense	222,890	219,542
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(18,857)	(19,203)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	20,757	19,827
Corporate-related depreciation and amortization	(438)	(406)
Non-real estate related amortization	2,130	2,130
Less:
Gains on sales of real estate	517	—
Unrealized gain on non-real estate investment	94	58
Noncontrolling interests in property partnerships	15,237	17,825
Basic FFO	319,086	310,956
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	5,070	3,216
BXP’s Share of hedge amortization, net of costs [1]	1,949	2,030
BXP’s share of fair value interest adjustment [1]	4,723	4,705
BXP’s Share of straight-line ground rent expense adjustment [1,5]	679	728
Stock-based compensation	4,031	15,976
Non-real estate depreciation and amortization	(1,692)	(1,724)
Unearned portion of capitalized fees from consolidated joint ventures [6]	2,274	1,189
Less:
BXP’s Share of straight-line rent [1]	25,433	16,783
BXP’s Share of fair value lease revenue [1,7]	2,294	2,361
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	70,457	32,416
BXP’s Share of maintenance capital expenditures [1,8]	18,220	14,491
BXP’s Share of amortization and accretion related to sales type lease [1]	278	274
Hotel improvements, equipment upgrades and replacements	308	112
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$219,130	$270,639

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	172,806	172,798

FAD Payout Ratio[1] (B÷A)	78.86%	63.85%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended September 30, 2024, see page 35.
3 For additional information for the three months ended September 30, 2024, see page 38.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2026 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 63 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q3 2024
Reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Sep-24	30-Sep-23
Net income (loss) attributable to BXP, Inc.	$83,628	$(111,826)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,587	(12,626)
Noncontrolling interest in property partnerships	15,237	20,909
Net income (loss)	108,452	(103,543)
Add:
Interest expense	163,194	147,812
Loss from unconsolidated joint ventures	7,011	247,556
Depreciation and amortization expense	222,890	207,435
Transaction costs	188	751
Payroll and related costs from management services contracts	3,649	3,906
General and administrative expense	33,352	31,410
Less:
Interest and other income (loss)	14,430	20,715
Unrealized gain (loss) on non-real estate investment	94	(51)
Gains on sales of real estate	517	517
Gains (losses) from investments in securities	2,198	(925)
Direct reimbursements of payroll and related costs from management services contracts	3,649	3,906
Development and management services revenue	6,770	9,284
Net Operating Income (NOI)	511,078	501,881
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	31,919	39,165
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	44,487	50,047
BXP’s Share of NOI	498,510	490,999
Less:
Termination income	12,120	2,564
BXP’s share of termination income from unconsolidated joint ventures [1]	77	500
Add:
Partners’ share of termination income from consolidated joint ventures [2]	18	129
BXP’s Share of NOI (excluding termination income)	$486,331	$488,064

Net Operating Income (NOI)	$511,078	$501,881
Less:
Termination income	12,120	2,564
NOI from non Same Properties (excluding termination income) [3]	20,883	910
Same Property NOI (excluding termination income)	478,075	498,407
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	44,469	49,918
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	31,842	38,665
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	1,555	8,768
BXP’s Share of Same Property NOI (excluding termination income)	$463,893	$478,386

_____________
1For a quantitative reconciliation for the three months ended September 30, 2024, see page 66.
2For a quantitative reconciliation for the three months ended September 30, 2024, see pages 63-64.
3Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2024 and therefore are no longer a part of the Company’s property portfolio.

Q3 2024
Reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Sep-24	30-Sep-23
Net income (loss) attributable to BXP, Inc.	$83,628	$(111,826)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,587	(12,626)
Noncontrolling interest in property partnerships	15,237	20,909
Net income (loss)	108,452	(103,543)
Add:
Interest expense	163,194	147,812
Loss from unconsolidated joint ventures	7,011	247,556
Depreciation and amortization expense	222,890	207,435
Transaction costs	188	751
Payroll and related costs from management services contracts	3,649	3,906
General and administrative expense	33,352	31,410
Less:
Interest and other income (loss)	14,430	20,715
Unrealized gain (loss) on non-real estate investment	94	(51)
Gains on sales of real estate	517	517
Gains (losses) from investments in securities	2,198	(925)
Direct reimbursements of payroll and related costs from management services contracts	3,649	3,906
Development and management services revenue	6,770	9,284
Net Operating Income (NOI)	511,078	501,881
Less:
Straight-line rent	29,578	19,139
Fair value lease revenue	1,298	2,981
Amortization and accretion related to sales type lease	250	233
Termination income	12,120	2,564
Add:
Straight-line ground rent expense adjustment [1]	585	578
Lease transaction costs that qualify as rent inducements [2]	4,983	(5,943)
NOI - cash (excluding termination income)	473,400	471,599
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	18,304	670
Same Property NOI - cash (excluding termination income)	455,096	470,929
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	38,849	44,090
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	29,568	34,524
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	1,093	7,397
BXP’s Share of Same Property NOI - cash (excluding termination income)	$444,722	$453,966

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(44) and $135 for the three months ended September 30, 2024 and 2023, respectively. As of September 30, 2024, the Company has remaining lease payments aggregating approximately $31.0 million, all of which it expects to incur by the end of 2026 with no payments thereafter. Under GAAP, the Company recognizes expense of $(112) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2026 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2024 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended September 30, 2024, see page 64.
5For a quantitative reconciliation for the three months ended September 30, 2024, see page 66.

Q3 2024
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-24	30-Sep-23	Change	Change	30-Sep-24	30-Sep-23	Change	Change
Rental Revenue [2]	$778,724	$781,459			$27,199	$25,273
Less: Termination income	5,711	2,564			—	—
Rental revenue (excluding termination income) [2]	773,013	778,895	$(5,882)	(0.8)%	27,199	25,273	$1,926	7.6%
Less: Operating expenses and real estate taxes	306,316	291,003	15,313	5.3%	15,821	14,758	1,063	7.2%
NOI (excluding termination income) [2,3]	$466,697	$487,892	$(21,195)	(4.3)%	$11,378	$10,515	$863	8.2%

Rental revenue (excluding termination income) [2]	$773,013	$778,895	$(5,882)	(0.8)%	$27,199	$25,273	$1,926	7.6%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	28,295	22,045	6,250	28.4%	147	68	79	116.2%
Add: Lease transaction costs that qualify as rent inducements [4]	4,815	(5,943)	10,758	181.0%	149	—	149	100.0%
Subtotal	749,533	750,907	(1,374)	(0.2)%	27,201	25,205	1,996	7.9%
Less: Operating expenses and real estate taxes	306,316	291,003	15,313	5.3%	15,821	14,758	1,063	7.2%
Add: Straight-line ground rent expense [5]	499	578	(79)	(13.7)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$443,716	$460,482	$(16,766)	(3.6)%	$11,380	$10,447	$933	8.9%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-24	30-Sep-23	Change	Change	30-Sep-24	30-Sep-23	Change	Change
Rental Revenue [2]	$805,923	$806,732			$50,658	$51,320
Less: Termination income	5,711	2,564			77	500
Rental revenue (excluding termination income) [2]	800,212	804,168	$(3,956)	(0.5)%	50,581	50,820	$(239)	(0.5)%
Less: Operating expenses and real estate taxes	322,137	305,761	16,376	5.4%	20,294	20,923	(629)	(3.0)%
NOI (excluding termination income) [2,3]	$478,075	$498,407	$(20,332)	(4.1)%	$30,287	$29,897	$390	1.3%

Rental revenue (excluding termination income) [2]	$800,212	$804,168	$(3,956)	(0.5)%	$50,581	$50,820	$(239)	(0.5)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	28,442	22,113	6,329	28.6%	1,950	3,033	(1,083)	(35.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	4,964	(5,943)	10,907	183.5%	—	122	(122)	(100.0)%
Subtotal	776,734	776,112	622	0.1%	48,631	47,909	722	1.5%
Less: Operating expenses and real estate taxes	322,137	305,761	16,376	5.4%	20,294	20,923	(629)	(3.0)%
Add: Straight-line ground rent expense [5]	499	578	(79)	(13.7)%	138	141	(3)	(2.1)%
NOI - cash (excluding termination income) 2, [3]	$455,096	$470,929	$(15,833)	(3.4)%	$28,475	$27,127	$1,348	5.0%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-24	30-Sep-23	Change	Change	30-Sep-24	30-Sep-23	Change	Change
Rental Revenue [2]	$78,919	$83,203			$777,662	$774,849
Less: Termination income	18	129			5,770	2,935
Rental revenue (excluding termination income) [2]	78,901	83,074	$(4,173)	(5.0)%	771,892	771,914	$(22)	—%
Less: Operating expenses and real estate taxes	34,432	33,156	1,276	3.8%	307,999	293,528	14,471	4.9%
NOI (excluding termination income) [2,3]	$44,469	$49,918	$(5,449)	(10.9)%	$463,893	$478,386	$(14,493)	(3.0)%

Rental revenue (excluding termination income) [2]	$78,901	$83,074	$(4,173)	(5.0)%	$771,892	$771,914	$(22)	—%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	5,533	6,131	(598)	(9.8)%	24,859	19,015	5,844	30.7%
Add: Lease transaction costs that qualify as rent inducements [4]	(87)	303	(390)	(128.7)%	5,051	(6,124)	11,175	182.5%
Subtotal	73,281	77,246	(3,965)	(5.1)%	752,084	746,775	5,309	0.7%
Less: Operating expenses and real estate taxes	34,432	33,156	1,276	3.8%	307,999	293,528	14,471	4.9%
Add: Straight-line ground rent expense [5]	—	—	—	—%	637	719	(82)	(11.4)%
NOI - cash (excluding termination income) 2, [3]	$38,849	$44,090	$(5,241)	(11.9)%	$444,722	$453,966	$(9,244)	(2.0)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q3 2024
Same property net operating income (NOI) by reportable segment (continued)
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $(44) and $135 for the three months ended September 30, 2024 and 2023, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q3 2024
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-24	30-Jun-24
Maintenance capital expenditures	$21,481	$16,218
Planned capital expenditures associated with acquisition properties	1,774	680
Repositioning capital expenditures	19,301	18,434
Hotel improvements, equipment upgrades and replacements	308	112
Subtotal	42,864	35,444
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	66	94
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	577	1,416
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	3,327	1,821
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	(75)	170
BXP’s Share of Capital Expenditures [1]	$40,255	$34,963

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Sep-24	30-Jun-24
Square feet	1,190,695	602,960
Tenant improvements and lease commissions PSF	$74.93	$63.24

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of unconsolidated joint ventures.

Q3 2024
Acquisitions and dispositions
For the period from January 1, 2024 through September 30, 2024
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
901 New York Avenue [1]	Washington, DC	January 8, 2024	509,088	$10,000	$25,000	$35,000	83.9%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss) [3]
290 Binney Street (45% ownership) [2]	Cambridge, MA	March 21, 2024	566,000	$1,079,687	$141,822	N/A

___________________
1 The Company completed the acquisition of its joint venture partner’s 50% economic ownership interest. The property is encumbered by an approximately $207.1 million mortgage, which bears interest at 3.61% per annum and matures on January 5, 2025. Following the acquisition, the Company modified the mortgage loan to among other things provide for two loan extension options totaling five years of additional term, each subject to certain conditions. The first loan extension option provides for a term of four years at a fixed interest rate of 5.0% per annum. In addition, following the acquisition, BXP extended the 214,000 square foot lease with anchor client, Finnegan Henderson Farabow Garrett & Dunner, L.L.P., through 2042 and agreed to complete approximately $25.0 million of building enhancements.
2 The Company completed the previously announced sale of a 45% ownership interest to Norges Bank Investment Management (“NBIM”). NBIM’s investment in 290 Binney Street will reduce the Company’s share of the project’s estimated development spend over time by approximately $533.5 million, see page 15. At closing, NBIM paid approximately $142 million, of which $97 million was a special distribution to the Company and represented pre-formation costs, and NBIM will fund all capital calls until reaching 45% of invested capital. The Company retains a 55% ownership interest and provides development, property management, and leasing services for the venture. This transaction did not qualify as a sale of real estate for financial reporting purposes as the Company continues to effectively control the property and thus will continue to account for the property on a consolidated basis in its financial statements.
3 Excludes approximately $0.5 million of gains on sales of real estate recognized during the nine months ended September 30, 2024 related to gain amounts from sales of real estate occurring in prior periods.

Q3 2024
Construction in progress
as of September 30, 2024
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 9/30/2024	Estimated Future Equity Requirement [2]	Percentage		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location							Leased [3]
Office
360 Park Avenue South (71% ownership)	Q4 2024	Q4 2026	New York, NY	450,000	$352,530	$418,300	$156,470	$156,470	$65,770	23%		8%	$(375)
Reston Next Office Phase II	Q1 2025	Q2 2026	Reston, VA	90,000	44,207	61,000	—	—	16,793	4%		2%	(11)
Total Office Properties under Construction				540,000	396,737	479,300	156,470	156,470	82,563	20%		7%	(386)

Lab/Life Sciences
103 CityPoint	Q4 2025	Q4 2026	Waltham, MA	113,000	91,682	115,100	—	—	23,418	—%		4%	(154)
300 Binney Street (Redevelopment) (55% ownership) [6]	Q4 2024	Q4 2024	Cambridge, MA	236,000	56,357	112,900	—	—	56,543	100%		—%	N/A
651 Gateway (50% ownership)	Q1 2024	Q3 2026	South San Francisco, CA	327,000	130,506	167,100	—	—	36,594	21%		21%	706
290 Binney Street (55% ownership) [7]	Q2 2026	Q2 2026	Cambridge, MA	573,000	209,483	508,000	—	—	298,517	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,249,000	488,028	903,100	—	—	415,072	70%		6%	552

Residential
Skymark - Reston Next Residential (508 units) (20% ownership)	Q3 2024	Q2 2026	Reston, VA	417,000	42,192	47,700	28,000	24,934	2,442	35%		42%	(58)
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	492,000	78,889	597,800	—	—	518,911	—%		—%	N/A
Total Residential Properties under Construction				909,000	121,081	645,500	28,000	24,934	521,353	16%		19%	(58)
Retail
Reston Next Retail	Q4 2025	Q4 2025	Reston, VA	33,000	23,259	26,600	—	—	3,341	13%		—%	N/A
Total Retail Properties under Construction				33,000	23,259	26,600	—	—	3,341	13%		—%	N/A
Total Properties Under Construction				2,731,000	$1,029,105	$2,054,500	$184,470	$181,404	$1,022,329	54%	[8]	10%	$108
PROJECTS FULLY PLACED IN-SERVICE DURING 2024

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 9/30/2024	Estimated Future Equity Requirement [2]		Net Operating Income [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage
			Location	Square Feet						Leased [3]
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	$33,806	$43,800	$—	$—	$9,994	100%	$2,048
180 CityPoint	Q4 2023	Q2 2026	Waltham, MA	329,195	225,414	290,500	—	—	65,086	43%	2,102
Total Projects Fully Placed In-Service				447,195	$259,220	$334,300	$—	$—	$75,080	58%	$4,150

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of October 28, 2024, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended September 30, 2024. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 57.

Q3 2024
Construction in progress (continued)
6Norges Bank Investment Management (NBIM) funded approximately $212.9 million at closing for its investment in 300 Binney Street. The Company withdrew approximately $212.9 million at closing and will fund all future costs of the project.
7The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $58.9 million for the vault as of September 30, 2024.
8Total percentage leased excludes Residential.

Q3 2024
Land parcels and purchase options
as of September 30, 2024

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
San Jose, CA [2]	2,830,000
Reston, VA	2,229,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
San Jose, CA (55% ownership)	1,088,000
New York, NY (55% ownership)	895,000
San Francisco, CA	850,000
Lexington, MA	767,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Rockville, MD [2]	435,000
Springfield, VA	422,000
Herndon, VA (50% ownership)	350,000
El Segundo, CA (50% ownership)	275,000
Waltham, MA	245,000
Dulles, VA	150,000
Total	15,862,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
Waltham, MA 3	1,200,000
Cambridge, MA	573,000
Total	3,073,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 22-25.
3The Company expects to be a 50% partner in the future development of these sites.

Q3 2024
Leasing activity
for the three months ended September 30, 2024

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	6,289,299
Less:
Property dispositions/properties taken out of service [1]	316,538
Add:
Properties placed (and partially placed) in-service [2]	209,413
Leases expiring or terminated during the period	1,405,356
Total space available for lease	7,587,530

1st generation leases	75,326
2nd generation leases with new clients	615,831
2nd generation lease renewals	574,864
Total leases commenced during the period	1,266,021

Vacant space available for lease at the end of the period	6,321,509
Net (increase)/decrease in available space	(32,210)

Second generation leasing information: [3]
Leases commencing during the period (SF)	1,190,695
Weighted average lease term (months)	76
Weighted average free rent period (days)	153
Total transaction costs per square foot [4]	$74.93
Increase (decrease) in gross rents [5]	(4.48)%
Increase (decrease) in net rents [6]	(6.81)%

	All leases commencing occupancy (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5,7]	net [6,7]
Boston	11,083	410,300	421,383	1.47%	3.14%	647,087
Los Angeles	—	23,005	23,005	—%	—%	30,534
New York	32,682	607,887	640,569	(6.81)%	(10.60)%	142,523
San Francisco	22,365	68,134	90,499	(4.80)%	(6.69)%	109,060
Seattle	—	24,210	24,210	(4.11)%	(6.15)%	24,057
Washington, DC	9,196	57,159	66,355	(10.47)%	(15.30)%	155,196
Total / Weighted Average	75,326	1,190,695	1,266,021	(4.48)%	(6.81)%	1,108,457

_____________
1Total square feet of property taken out of service in Q3 2024 consists of 205,355 at 1100 Winter Street and 111,183 at Kingstowne One.
2 Total square feet of properties placed in service in Q3 2024 consists of 22,365 at 651 Gateway and 187,048 at 180 CityPoint.
3Second generation leases are defined as leases for space that has previously been leased. Of the 1,190,695 square feet of second generation leases that commenced in Q3 2024, leases for 881,793 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 896,196 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 896,196 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 319,985.

Q3 2024
Portfolio overview
for the three months ended September 30, 2024
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,477,936	1,167,129	550,114	330,000	16,525,179
Los Angeles	2,187,830	123,534	—	—	2,311,364
New York	12,122,098	486,455	—	—	12,608,553
San Francisco	7,229,603	342,844	318,171	—	7,890,618
Seattle	1,504,622	12,518	—	—	1,517,140
Washington, DC	8,321,032	623,984	493,241	—	9,438,257
Total	45,843,121	2,756,464	1,361,526	330,000	50,291,111
% of Total	91.16%	5.47%	2.71%	0.66%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$755,826	$66,555	$11,441	$14,986	$848,808
Less:
Partners’ share from consolidated joint ventures [4]	68,828	10,091	—	—	78,919
Add:
BXP’s share from unconsolidated joint ventures [5]	49,507	2,395	2,907	—	54,809
BXP’s Share of Rental revenue [1]	$736,505	$58,859	$14,348	$14,986	$824,698
% of Total	89.31%	7.13%	1.74%	1.82%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	31.67%	6.75%	38.42%
Los Angeles	3.73%	—%	3.73%
New York	22.44%	1.54%	23.98%
San Francisco	14.78%	1.99%	16.77%
Seattle	1.92%	—%	1.92%
Washington, DC [7]	14.98%	0.20%	15.18%
Total	89.52%	10.48%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 22-25.
3Excludes approximately $96 of revenue from retail clients that is included in Retail.
4See page 64 for additional information.
5See page 66 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.
7During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and determined that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD.

Q3 2024
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Sep-24	30-Jun-24	30-Sep-24	30-Jun-24
Rental Revenue [2]	$12,117	$12,226	$15,082	$14,812
Less: Operating expenses and real estate taxes	5,988	5,739	9,833	9,839
Net Operating Income (NOI) [2]	6,129	6,487	5,249	4,973
Add: BXP’s share of NOI from unconsolidated joint ventures [3]	1,747	1,736	N/A	N/A
BXP’s Share of NOI [2]	$7,876	$8,223	$5,249	$4,973

Rental Revenue [2]	$12,117	$12,226	$15,082	$14,812
Less: Straight line rent and fair value lease revenue	149	152	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	149	40	—	—
Subtotal	12,117	12,114	15,084	14,814
Less: Operating expenses and real estate taxes	5,988	5,739	9,833	9,839
NOI - cash basis [2]	6,129	6,375	5,251	4,975
Add: BXP’s share of NOI-cash from unconsolidated joint ventures [3]	1,747	1,736	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$7,876	$8,111	$5,251	$4,975

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-24	30-Sep-23
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,399	$4,293	2.47%
Average Rental Rate Per Occupied Square Foot		$6.02	$5.89	2.21%
Average Physical Occupancy		95.98%	95.23%	0.79%
Average Economic Occupancy		96.15%	94.97%	1.24%

Proto Kendall Square, Cambridge, MA [2,4]	280
Average Monthly Rental Rate		$3,235	$3,113	3.92%
Average Rental Rate Per Occupied Square Foot		$5.94	$5.71	4.03%
Average Physical Occupancy		94.52%	95.24%	(0.76)%
Average Economic Occupancy		94.65%	94.66%	(0.01)%

The Lofts at Atlantic Wharf, Boston, MA [2,4]	86
Average Monthly Rental Rate		$4,414	$4,462	(1.08)%
Average Rental Rate Per Occupied Square Foot		$4.95	$4.95	—%
Average Physical Occupancy		94.96%	96.90%	(2.00)%
Average Economic Occupancy		93.37%	96.55%	(3.29)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 4	N/A
Average Occupancy		82.70%	81.60%	1.35%
Average Daily Rate		$356.44	$331.37	7.57%
Revenue Per Available Room		$294.86	$270.50	9.01%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,4]	402
Average Monthly Rental Rate		$3,349	$3,509	(4.56)%
Average Rental Rate Per Occupied Square Foot		$4.24	$4.45	(4.72)%
Average Physical Occupancy		89.88%	93.12%	(3.48)%
Average Economic Occupancy		87.49%	91.28%	(4.15)%

Q3 2024
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-24	30-Sep-23
WASHINGTON, DC

Signature at Reston, Reston, VA [2,4]	508
Average Monthly Rental Rate		$2,869	$2,726	5.25%
Average Rental Rate Per Occupied Square Foot		$2.95	$2.82	4.61%
Average Physical Occupancy		96.00%	95.54%	0.48%
Average Economic Occupancy		95.89%	94.94%	1.00%

Total In-Service Residential Units	1,716

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3Includes Skymark, a joint venture residential project in which the Company has a 20% ownership interest located at Reston, Virginia. See page 15 for more information.
4Excludes retail space.

Q3 2024
In-service property listing

as of September 30, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,728,956	96.5%	99.0%	$84.16
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,274,927	95.9%	97.9%	72.29
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,537	89.4%	91.4%	77.08
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	78.47
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	791,357	94.9%	97.5%	88.45
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	96.4%	96.4%	75.44
Prudential Center (retail shops) [5,6]	CBD Boston MA	1	601,514	90.2%	96.5%	94.17
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	99.0%	100.0%	60.25
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	94.6%	94.6%	64.61
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	82.76
Star Market at the Prudential Center [5]	CBD Boston MA	1	60,015	100.0%	100.0%	64.35
Subtotal		11	8,437,354	95.3%	97.2%	$78.70

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$91.36
325 Main Street	East Cambridge MA	1	414,565	91.4%	91.4%	117.11
125 Broadway [7]	East Cambridge MA	1	271,000	100.0%	100.0%	143.66
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	84.76
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	78.68
255 Main Street	East Cambridge MA	1	215,394	80.0%	80.0%	90.47
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	99.59
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	75.39
250 Binney Street [7]	East Cambridge MA	1	67,362	100.0%	100.0%	51.10
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	57.82
Subtotal		10	2,464,316	96.7%	96.7%	$95.15

Subtotal Boston CBD		21	10,901,670	95.7%	97.1%	$82.51

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Subtotal		3	574,257

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	89.6%	90.3%	$75.47
Santa Monica Business Park [8]	West Los Angeles CA	14	1,108,292	80.6%	82.2%	71.96
Santa Monica Business Park Retail [5,8]	West Los Angeles CA	7	73,006	77.2%	88.2%	76.81
Subtotal		27	2,311,364	84.9%	86.3%	$73.92

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	91.6%	98.2%	$167.49
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,502	95.8%	98.9%	99.47
399 Park Avenue	Park Avenue NY	1	1,577,588	97.6%	100.0%	103.86
599 Lexington Avenue	Park Avenue NY	1	1,106,335	91.9%	95.8%	88.79
Times Square Tower (55% ownership)	Times Square NY	1	1,245,521	77.1%	80.5%	74.91

Q3 2024
In-service property listing (continued)

as of September 30, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
250 West 55th Street	Times Square / West Side NY	1	966,976	98.2%	99.8%	95.97
200 Fifth Avenue (26.69% ownership) [4]	Flatiron District NY	1	855,059	93.3%	100.0%	102.01
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.7%	42.7%	37.11
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	85.3%	88.5%	130.78
Subtotal		9	10,415,926	88.9%	92.6%	$108.74

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.2%	98.2%	$111.62
Embarcadero Center Four	CBD San Francisco CA	1	942,388	96.4%	96.4%	97.89
Embarcadero Center One	CBD San Francisco CA	1	837,522	68.7%	70.5%	95.82
Embarcadero Center Two	CBD San Francisco CA	1	801,655	85.0%	85.0%	84.33
Embarcadero Center Three	CBD San Francisco CA	1	777,455	82.9%	82.9%	93.29
680 Folsom Street	CBD San Francisco CA	2	522,406	59.2%	59.2%	81.38
535 Mission Street	CBD San Francisco CA	1	307,235	65.9%	66.5%	77.89
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	111.90
Subtotal		9	5,635,423	84.2%	84.5%	$97.25

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	761,978	83.8%	86.5%	$47.63
Madison Centre	CBD Seattle WA	1	755,162	76.5%	79.5%	66.66
Subtotal		2	1,517,140	80.2%	83.0%	$56.65

WASHINGTON, DC [9]
Office
901 New York Avenue [8]	East End Washington DC	1	509,088	84.9%	85.2%	$68.01
Market Square North (50% ownership) [4]	East End Washington DC	1	417,298	76.2%	76.2%	73.36
2100 Pennsylvania Avenue	CBD Washington DC	1	475,849	94.2%	95.0%	78.20
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	97.5%	90.36
1330 Connecticut Avenue	CBD Washington DC	1	253,579	86.7%	94.6%	71.07
Sumner Square	CBD Washington DC	1	219,412	86.1%	86.1%	48.92
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	98.5%	98.5%	81.79
Capital Gallery	Southwest Washington DC	1	176,824	80.8%	92.7%	56.29
Subtotal		8	2,742,761	88.0%	90.1%	$73.88

Reston Next	Reston VA	2	1,063,284	91.7%	96.6%	$61.48
South of Market	Reston VA	3	624,387	99.2%	99.6%	56.11
Fountain Square	Reston VA	2	524,589	90.5%	93.8%	53.59
One Freedom Square	Reston VA	1	427,646	88.9%	88.9%	52.85
Two Freedom Square	Reston VA	1	423,222	99.8%	99.8%	53.14
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	52.89
One Reston Overlook	Reston VA	1	319,519	91.3%	100.0%	49.38
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	72.49
Reston Corporate Center	Reston VA	2	261,046	100.0%	100.0%	49.24
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	66.68
Fountain Square Retail [5]	Reston VA	1	197,081	93.5%	94.9%	52.23
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	53.65
Avant Retail [5]	Reston VA	1	26,179	100.0%	100.0%	62.11
Subtotal		19	4,903,807	94.5%	96.6%	$56.79

Q3 2024
In-service property listing (continued)

as of September 30, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.99
Wisconsin Place Office	Montgomery County MD	1	294,040	52.0%		58.8%		55.64
Subtotal		2	1,029,613	86.3%		88.2%		$41.86

Subtotal Washington, DC CBD		29	8,676,181	91.4%		93.5%		$60.28

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Subtotal		1	517,783

	CBD Total	103	41,215,000	90.1%	11	92.1%	11	$85.00	11

	BXP’s Share of CBD			90.5%	11	92.4%	11
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	2	546,248	77.8%		77.8%		$48.47
Reservoir Place	Route 128 Mass Turnpike MA	1	526,215	36.6%		47.6%		46.14
140 Kendrick Street [6]	Route 128 Mass Turnpike MA	3	418,600	73.3%		74.6%		57.28
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%		100.0%		58.57
180 CityPoint [7,8]	Route 128 Mass Turnpike MA	1	329,195	43.2%		43.2%		94.20
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	75.5%		75.5%		45.23
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	97.7%		97.7%		47.18
200 West Street [7]	Route 128 Mass Turnpike MA	1	273,365	94.5%		94.5%		85.09
880 Winter Street [7]	Route 128 Mass Turnpike MA	1	243,618	100.0%		100.0%		102.94
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	97.1%		97.1%		56.79
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		57.48
77 CityPoint	Route 128 Mass Turnpike MA	1	209,382	76.5%		92.7%		50.45
890 Winter Street	Route 128 Mass Turnpike MA	1	180,159	68.1%		68.1%		47.93
153 & 211 Second Avenue [7]	Route 128 Mass Turnpike MA	2	137,545	18.5%		18.5%		62.50
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		57.21
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		51.90
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		63.35
33 Hayden Avenue [7]	Route 128 Northwest MA	1	80,876	100.0%		100.0%		77.00
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		26.94
100 Hayden Avenue [7]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		64.30
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		46.49
Subtotal		25	4,714,992	77.1%		79.2%		$59.89

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	33.5%		69.4%		$43.05
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	27.5%		27.5%		41.38
212 Carnegie Center	Princeton NJ	1	148,942	74.2%		82.4%		37.39
214 Carnegie Center	Princeton NJ	1	146,799	66.5%		66.5%		38.18
506 Carnegie Center	Princeton NJ	1	139,050	82.1%		82.1%		40.66
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		43.03
202 Carnegie Center	Princeton NJ	1	134,068	71.9%		76.2%		39.24
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		41.52
101 Carnegie Center	Princeton NJ	1	122,791	82.6%		100.0%		39.86
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		36.34
502 Carnegie Center	Princeton NJ	1	121,460	98.6%		98.6%		39.07
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		33.96

Q3 2024
In-service property listing (continued)

as of September 30, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
104 Carnegie Center	Princeton NJ	1	102,930	63.8%		64.8%		40.15
103 Carnegie Center	Princeton NJ	1	96,322	72.0%		72.0%		37.32
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		35.96
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		33.83
Subtotal		17	2,192,627	67.3%		72.9%		$39.10

SAN FRANCISCO
Office
Gateway Commons (50% ownership) [4,10]	South San Francisco CA	5	788,376	72.0%		72.5%		$72.88
751 Gateway (49% ownership) [4,7,8]	South San Francisco CA	1	230,592	100.0%		100.0%		93.51
Mountain View Research Park	Mountain View CA	15	542,264	60.7%		60.7%		73.37
2440 West El Camino Real	Mountain View CA	1	142,711	71.5%		71.5%		90.25
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%		100.0%		52.66
North First Business Park [12]	San Jose CA	5	190,636	58.6%		58.6%		26.45
Subtotal		28	1,924,199	71.2%		71.4%		$73.59

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	156,005	72.7%		72.7%		$41.33
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.51
Subtotal		2	244,293	82.6%		82.6%		$37.03

	Suburban Total	72	9,076,111	73.6%		76.1%		$57.44

	BXP’s Share of Suburban			73.2%		75.8%

Total In-Service Properties:		175	50,291,111	87.0%	11	89.1%	11	$80.62	11

BXP’s Share of Total In-Service Properties: [3]				86.9%	11	89.0%	11

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 39-55.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Prudential Center (retail shops) includes 760 Boylston Street, an approximately 118,000 net rentable square feet redevelopment that was completed and fully placed in-service during the second quarter of 2024. 140 Kendrick Street includes 140 Kendrick Street – Building A, an approximately 104,000 net rentable square feet redevelopment which was completed and fully placed in-service during the third quarter of 2023. 760 Boylston Street and 140 Kendrick Street – Building A are not included in the Same Property analysis.
7Classified as a laboratory/life sciences property.
8Not included in the Same Property analysis.
9 During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and determined that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD.
10 Includes 681 Gateway which is a laboratory/life sciences property.
11 Excludes hotel and residential properties. For additional detail, see pages 20-21.
12 Property held for redevelopment.

Q3 2024
Top 20 clients listing and portfolio client diversification
as of September 30, 2024
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.35%	7.5
2	Google	2.89%	12.6
3	Biogen	2.49%	3.0
4	Akamai Technologies	2.15%	10.1
5	Kirkland & Ellis	1.74%	12.9
6	Snap	1.63%	8.9
7	Fannie Mae	1.53%	12.9
8	Ropes & Gray	1.39%	5.6
9	Millennium Management	1.22%	6.3
10	Wellington Management	1.20%	11.5
11	Weil Gotshal & Manges	1.18%	9.6
12	Microsoft	1.12%	8.9
13	Allen Overy Shearman Sterling	1.04%	16.9
14	Arnold & Porter Kaye Scholer	1.03%	7.8
15	Bain Capital	0.92%	7.3
16	Morrison & Foerster	0.86%	6.0
17	Bank of America	0.85%	11.4
18	Leidos	0.84%	8.6
19	Wilmer Cutler Pickering Hale	0.84%	14.2
20	Aramis (Estee Lauder)	0.82%	15.5
	BXP’s Share of Annualized Rental Obligations	29.07%
	BXP’s Share of Square Feet [1]	22.74%
	Weighted Average Remaining Lease Term (years)		9.5

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	573,000
The Broad Institute	300 Binney Street	225,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q3 2024
Occupancy by location
as of September 30, 2024

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-24	30-Jun-24	30-Sep-24	30-Jun-24	30-Sep-24	30-Jun-24
Boston	95.7%	95.3%	77.1%	76.8%	90.1%	89.8%
Los Angeles	84.9%	85.0%	—%	—%	84.9%	85.0%
New York	88.9%	90.8%	67.3%	69.5%	85.1%	87.0%
San Francisco	84.2%	84.0%	71.2%	70.0%	80.9%	80.5%
Seattle	80.2%	80.2%	—%	—%	80.2%	80.2%
Washington, DC	91.4%	90.9%	82.6%	65.1%	91.2%	89.8%
Total Portfolio	90.1%	90.4%	73.6%	73.1%	87.0%	87.1%

SAME PROPERTY OFFICE PROPERTIES 1, 2, 3 - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-24	30-Sep-23	30-Sep-24	30-Sep-23	30-Sep-24	30-Sep-23
Boston	95.6%	96.0%	79.2%	84.9%	90.9%	92.8%
Los Angeles	89.6%	87.8%	—%	—%	89.6%	87.8%
New York	88.9%	92.1%	67.3%	81.1%	85.1%	90.2%
San Francisco	84.2%	89.3%	67.3%	78.0%	80.3%	86.7%
Seattle	80.2%	84.7%	—%	—%	80.2%	84.7%
Washington, DC	91.9%	87.6%	82.6%	90.8%	91.6%	87.7%
Total Portfolio	90.4%	91.4%	73.8%	82.7%	87.4%	89.8%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and determined that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD. Comparative period has been updated to reflect the same presentation.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q3 2024
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,303,632
Unsecured Line of Credit	—
Unsecured Term Loans	800,000
Unsecured Commercial Paper	500,000
Unsecured Senior Notes, at face value	10,700,000
Outstanding Principal	16,303,632
Discount on Unsecured Senior Notes	(11,580)
Deferred Financing Costs, Net	(72,324)
Fair Value Debt Adjustment	(4,482)
Consolidated Debt	$16,215,246
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
901 New York Avenue [3]	January 5, 2025	7.69%	3.61%	$203,632
Santa Monica Business Park [4]	July 19, 2025	6.53%	4.06%	200,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,303,632
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 5

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	$850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
10.7 Year Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
10 Year Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
				$10,700,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [6]
Common Stock	157,980	157,980	$12,711,071
Common Operating Partnership Units	18,263	18,263	1,469,441
Total Equity		176,243	$14,180,512

Consolidated Debt (A)			$16,215,246
Add: BXP’s share of unconsolidated joint venture debt [7]			1,382,412
Less: Partners’ share of consolidated debt [8]			1,361,869
BXP’s Share of Debt [9] (B)			$16,235,789

Consolidated Market Capitalization (C)			$30,395,758
BXP’s Share of Market Capitalization [9] (D)			$30,416,301
Consolidated Debt/Consolidated Market Capitalization (A÷C)			53.35%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [9] (B÷D)			53.38%
_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.

Q3 2024
Capital structure (continued)
2The stated interest rate includes the effects of hedging transactions.
3On January 11, 2024, the Company modified the mortgage loan to among other things provide for two extension options totaling five years of additional term, each subject to certain conditions. The first loan extension option provides for a term of four years at a fixed interest rate of 5.0% per annum.
4On October 8, 2024, the Company modified the mortgage loan to, among other things, extend the maturity date to October 8, 2028.
5All unsecured senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
6Values are based on the September 30, 2024 closing price of $80.46 per share of BXP common stock.
7Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 36.
8Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 34.
9See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q3 2024
Debt analysis [1]
as of September 30, 2024
(dollars in thousands)

2024	2025 [2]	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at September 30, 2024	Remaining Capacity at September 30, 2024
Unsecured Line of Credit	$2,000,000	$—	$2,000,000
Less:
Unsecured Commercial Paper [3]			500,000
Letters of Credit			6,091
Total Remaining Capacity			$1,493,909

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2023 Unsecured Term Loan	May 16, 2025	$700,000	$700,000
2024 Unsecured Term Loan [4]	September 26, 2025	$100,000	100,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt	73.63%	4.17%	4.28%	4.7
Secured Debt	26.37%	3.68%	4.16%	3.7
Consolidated Debt	100.00%	4.04%	4.25%	4.4

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt [3]	7.40%	5.91%	6.04%	0.4
Fixed Rate Debt 4, [6]	92.60%	3.89%	4.11%	4.8
Consolidated Debt	100.00%	4.04%	4.25%	4.4
_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 36.
2Includes the mortgage loan collateralized by Santa Monica Business Park. On October 8, 2024, the Company modified the mortgage loan which included, among other things, extending the maturity date to October 8, 2028.
3The $500.0 million unsecured commercial paper program is backstopped by available capacity under the unsecured credit facility. As such, the Company intends to maintain, at a minimum, availability under its unsecured credit facility in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. The weighted average interest rate of the commercial paper notes outstanding at September 30, 2024 was approximately 5.22% per annum and have a weighted-average maturity of 34 days from the date of issuance.
4The $100.0 million 2024 Unsecured Term Loan is subject to an interest rate swap contract that effectively fix Term SOFR, the reference rate for the 2024 Unsecured Term Loan, at a fixed rate of 2.688% for the period ending on April 1, 2025. The $100.0 million unsecured term loan has three one-year extension options (subject to customary conditions).
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
6The Fixed Rate Debt includes the effects of hedging transactions.

Q3 2024
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2024 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	48.4%	45.6%
Secured Debt/Total Assets	Less than 50%	15.9%	15.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.00	3.00
Unencumbered Assets/ Unsecured Debt	Greater than 150%	227.9%	245.0%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q3 2024
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Sep-24	30-Jun-24
Net income attributable to BXP, Inc.	$83,628	$79,615
Add:
Noncontrolling interest - common units of the Operating Partnership	9,587	9,509
Noncontrolling interest in property partnerships	15,237	17,825
Net income	108,452	106,949
Add:
Interest expense	163,194	149,642
Depreciation and amortization expense	222,890	219,542
Less:
Gains on sales of real estate	517	—
Loss from unconsolidated joint ventures	(7,011)	(5,799)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	33,081	32,679
EBITDAre [1]	534,111	514,611
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	46,099	48,910
BXP’s Share of EBITDAre [1] (A)	488,012	465,701
Add:
Stock-based compensation expense	4,031	15,976
BXP’s Share of straight-line ground rent expense adjustment [1]	679	728
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	5,070	3,216
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of straight-line rent [1]	25,433	16,783
BXP’s Share of fair value lease revenue [1]	2,294	2,361
BXP’s Share of amortization and accretion related to sales type lease [1]	278	274
BXP’s Share of EBITDAre – cash [1]	$469,787	$466,203

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,952,048	$1,862,804

Reconciliation of BXP’s Share of Net Debt 1

	30-Sep-24	30-Jun-24
Consolidated debt	$16,215,246	$15,367,474
Less:
Cash and cash equivalents	1,420,475	685,376
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	14,794,771	14,682,098
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,382,412	1,379,131
Partners’ share of cash and cash equivalents from consolidated joint ventures	140,176	163,840
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	103,576	97,518
Partners’ share of consolidated joint venture debt [3]	1,361,869	1,361,372
BXP’s share of related party note receivables	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$14,821,414	$14,735,679

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.59	7.91
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended September 30, 2024, see pages 36 and 65.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended September 30, 2024, see pages 34 and 63.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2024
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-24	30-Jun-24
BXP’s Share of interest expense [1,2]	$170,524	$156,411
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,949	2,030
BXP’s share of fair value interest adjustment [1]	4,723	4,705
BXP’s Share of amortization of financing costs [1]	4,760	4,950
Adjusted interest expense excluding capitalized interest (A)	159,092	144,726
Add:
BXP’s Share of capitalized interest [1]	14,897	13,767
Adjusted interest expense including capitalized interest (B)	$173,989	$158,493

BXP’s Share of EBITDAre – cash [1,3] (C)	$469,787	$466,203

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.95	3.22
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.70	2.94

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-24	30-Jun-24
BXP’s Share of interest expense [1,2]	$170,524	$156,411
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,949	2,030
BXP’s share of fair value interest adjustment [1]	4,723	4,705
BXP’s Share of amortization of financing costs [1]	4,760	4,950
Add:
BXP’s Share of capitalized interest [1]	14,897	13,767
BXP’s Share of maintenance capital expenditures [1]	18,220	14,491
Hotel improvements, equipment upgrades and replacements	308	112
Total Fixed Charges (A)	$192,517	$173,096

BXP’s Share of EBITDAre – cash [1,3] (B)	$469,787	$466,203
Fixed Charge Coverage Ratio (B÷A)	2.44	2.69

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For the three months ended June 30, 2024, includes an approximately $9.5 million one-time, non-cash decrease in interest expense. The decrease is the result of updating our Skylyne ground lease purchase assumption that decreased previously recorded finance lease interest expense.
3For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 32.

Q3 2024
Consolidated joint ventures
d
as of September 30, 2024
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,180,348		$3,062,768	$6,243,116
Cash and cash equivalents	103,215		219,755	322,970
Other assets	326,409		446,118	772,527
Total assets	$3,609,972		$3,728,641	$7,338,613

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,290,609		$990,192	$3,280,801
Other liabilities	67,604		328,837	396,441
Total liabilities	2,358,213		1,319,029	3,677,242
Equity:
BXP, Inc.	752,629		1,034,435	1,787,064
Noncontrolling interests	499,130		1,375,177	1,874,307	[3]
Total equity	1,251,759		2,409,612	3,661,371
Total liabilities and equity	$3,609,972		$3,728,641	$7,338,613

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$41,286		$98,890	$140,176

Partners’ share of consolidated debt [4]	$916,283	[5]	$445,586	$1,361,869

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
3Amount excludes preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q3 2024
Consolidated joint ventures (continued)
for the three months ended September 30, 2024
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$76,554	$93,576	$170,130
Straight-line rent	5,265	7,641	12,906
Fair value lease revenue	(27)	—	(27)
Termination income	46	—	46
Total lease revenue	81,838	101,217	183,055
Parking and other	—	1,414	1,414
Total rental revenue [3]	81,838	102,631	184,469
Expenses
Operating	33,970	42,791	76,761
Net Operating Income (NOI)	47,868	59,840	107,708

Other income (expense)
Development and management services revenue	1	616	617
Losses from investments in securities	—	(3)	(3)
Interest and other income	1,243	2,364	3,607
Interest expense	(21,395)	(7,668)	(29,063)
Depreciation and amortization expense	(17,469)	(24,856)	(42,325)
Transaction costs	—	5	5
General and administrative expense	(288)	(164)	(452)
Total other income (expense)	(37,908)	(29,706)	(67,614)
Net income	$9,960	$30,134	$40,094

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$9,960	$30,134	$40,094
Add: Depreciation and amortization expense	17,469	24,856	42,325
Entity FFO	$27,429	$54,990	$82,419

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$2,954	$12,283	$15,237
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,345	11,512	18,857
Partners’ share FFO [4]	$10,299	$23,795	$34,094

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,006	$17,851	$24,857
Depreciation and amortization expense - BXP’s basis difference	61	374	435
BXP’s share of depreciation and amortization expense	10,063	12,970	23,033
BXP’s share of FFO	$17,130	$31,195	$48,325
_____________
1 Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2024
Unconsolidated joint ventures [1]

as of September 30, 2024
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
100 Causeway Street [3]	50.00%	$56,055	$166,519	September 5, 2025	6.68%	6.85%
The Hub on Causeway - Podium	50.00%	42,916	76,875	September 8, 2025	7.35%	7.75%
Hub50House	50.00%	38,116	91,974	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	14,076	—	—	—	—%
1265 Main Street	50.00%	3,515	16,871	January 1, 2032	3.77%	3.84%
Los Angeles
Colorado Center	50.00%	234,972	274,745	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,051	—	—	—%	—%
New York
360 Park Avenue South [4]	71.11%	69,538	156,297	December 14, 2024	7.70%	8.16%
Dock 72	50.00%	(7,065)	98,910	December 18, 2025	7.75%	8.02%
200 Fifth Avenue	26.69%	68,563	152,188	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [5]	25.00%	113,288	20,000	August 7, 2024	11.24%	11.24%
San Francisco
Platform 16	55.00%	55,381	—	—	—%	—%
Gateway Commons	50.00%	393,679	—	—	—%	—%
751 Gateway	49.00%	98,882	—	—	—%	—%
Seattle
Safeco Plaza [6]	33.67%	47,510	83,955	September 1, 2026	4.82%	6.68%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	48,814	125,663	April 26, 2025	6.46%	6.61%
1001 6th Street	50.00%	45,955	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	18,247	—	—	—%	—%
Market Square North	50.00%	(12,042)	62,373	November 10, 2025	7.52%	7.70%
Wisconsin Place Parking Facility	33.33%	29,969	—	—	—%	—%
500 North Capitol Street, N.W. [7]	30.00%	(11,630)	31,252	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	15,359	24,790	May 13, 2026	7.19%	7.51%
		1,391,149
Investments with deficit balances reflected within Other Liabilities		30,737
Investments in Unconsolidated Joint Ventures		$1,421,886
Mortgage/Construction Loans Payable, Net			$1,382,412

Q3 2024
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	53.42%	7.09%	7.52%	0.9
Fixed Rate Debt	46.58%	4.49%	4.87%	6.4
Total Debt	100.00%	5.88%	6.29%	3.4

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3On July 18, 2024, the loan maturity date was extended to September 5, 2025.
4The Company’s partner will fund required capital until their aggregate investment is approximately 29% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests. See page 15 for more information.
5The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets. As of September 30, 2024, the loan was in a maturity default and had an outstanding balance, including accrued and unpaid interest, and default interest, of approximately $116.0 million.
6Safeco Plaza entered into an interest rate cap agreement during Q3 2024 that capped SOFR at 2.50%.
7The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.

Q3 2024
Unconsolidated joint ventures (continued)
for the three months ended September 30, 2024
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$26,118	$19,507		$23,849		$17,662		$7,933	$20,500	$115,569
Straight-line rent	1,038	(887)		1,785		617		130	(38)	2,645
Fair value lease revenue	—	—		1,538		15		1,080	—	2,633
Termination income	—	—		—		—		—	153	153
Amortization and accretion related to sales type lease	56	—		—		—		—	—	56
Total lease revenue	27,212	18,620		27,172		18,294		9,143	20,615	121,056
Parking and other	1,040	1,804		75		232		665	835	4,651
Total rental revenue [3]	28,252	20,424		27,247		18,526		9,808	21,450	125,707
Expenses
Operating	10,053	7,545		14,346		9,279		4,194	7,833	53,250
Net operating income/(loss)	18,199	12,879		12,901		9,247		5,614	13,617	72,457

Other income/(expense)
Development and management services revenue	4	—		506		—		—	5	515
Interest and other income (loss)	319	926		216		—		172	580	2,213
Interest expense	(11,785)	(5,052)		(14,468)		—		(4,518)	(9,421)	(45,244)
Unrealized gain/loss on derivative instruments	—	—		(19,172)	[4]	—		—	—	(19,172)
Transaction costs	1	6		—		—		(28)	(32)	(53)
Depreciation and amortization expense	(8,671)	(5,359)		(8,979)		(6,919)		(6,303)	(4,851)	(41,082)
General and administrative expense	49	(10)		(56)		(13)		—	—	(30)
Total other income/(expense)	(20,083)	(9,489)		(41,953)		(6,932)		(10,677)	(13,719)	(102,853)
Net income/(loss)	$(1,884)	$3,390		$(29,052)		$2,315		$(5,063)	$(102)	$(30,396)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(942)	$1,690		$(9,872)		$1,042		$(1,699)	$462	$(9,319)
Basis differential
Straight-line rent	$—	$91	[5]	$224	[5]	$7	[5]	$—	$—	$322
Fair value lease revenue	—	305	[5]	117	[5]	(219)	[5]	—	—	203
Fair value interest adjustment	—	—		(499)		—		—	—	(499)
Amortization of financing costs	—	—		111		—		—	—	111
Unrealized gain/loss on derivative instruments	—	—		5,117	[4]	—		—	—	5,117
Depreciation and amortization expense	(7)	(1,112)	[5]	(1,460)	[5]	(540)	[5]	278	(105)	(2,946)
Total basis differential [6]	(7)	(716)	[5]	3,610	[5]	(752)	[5]	278	(105)	2,308
Income/(loss) from unconsolidated joint ventures	(949)	974		(6,262)		290		(1,421)	357	(7,011)
Add:
BXP’s share of depreciation and amortization expense	4,342	3,791		4,722		3,988		1,844	2,070	20,757
BXP’s share of FFO	$3,393	$4,765		$(1,540)		$4,278		$423	$2,427	$13,746
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 22-25.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 The previous owner of 200 Fifth Avenue had not elected hedge accounting. Upon the Company acquiring an ownership interest in the property, it elected hedge accounting and any changes in value is recognized as a basis differential to the Company.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q3 2024
Lease expirations - All in-service properties[1,2,3]

as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	848,845	831,613	53,427,315	64.25	53,493,531	64.33	2.13%	[4]
2025	2,802,022	2,357,763	173,013,273	73.38	174,144,376	73.86	6.04%
2026	2,199,131	1,867,420	144,812,866	77.55	148,606,528	79.58	4.78%
2027	2,253,918	2,061,029	153,077,849	74.27	160,042,830	77.65	5.28%
2028	3,259,604	2,617,266	223,671,017	85.46	239,209,606	91.40	6.70%
2029	3,541,732	3,042,579	223,761,863	73.54	247,031,532	81.19	7.79%
2030	2,880,981	2,776,798	214,642,357	77.30	234,859,103	84.58	7.11%
2031	2,075,441	1,917,216	167,598,962	87.42	183,271,990	95.59	4.91%
2032	2,754,715	2,480,859	189,447,126	76.36	227,253,419	91.60	6.35%
2033	2,541,511	2,397,899	187,582,584	78.23	221,786,763	92.49	6.14%
Thereafter	14,453,439	11,555,329	938,148,683	81.19	1,134,713,631	98.20	29.59%
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	31,131	31,131	2,529,542	81.25	2,529,542	81.25	1.28%
2025	74,374	74,059	5,910,113	79.80	5,999,394	81.01	3.05%
2026	118,055	101,578	18,889,932	185.96	19,522,662	192.19	4.18%
2027	110,591	100,175	9,553,369	95.37	9,846,269	98.29	4.12%
2028	101,034	98,372	11,219,293	114.05	11,551,776	117.43	4.05%
2029	147,413	141,413	15,161,449	107.21	15,987,172	113.05	5.82%
2030	158,500	123,200	10,623,660	86.23	11,616,359	94.29	5.07%
2031	95,532	85,862	10,085,226	117.46	11,353,132	132.23	3.53%
2032	101,253	99,544	7,463,942	74.98	8,634,394	86.74	4.09%
2033	472,047	438,644	31,664,508	72.19	36,048,244	82.18	18.04%
Thereafter	757,244	576,770	71,414,310	123.82	73,947,102	128.21	23.72%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	879,976	862,744	55,956,857	64.86	56,023,073	64.94	2.08%	[4]
2025	2,876,396	2,431,822	178,923,386	73.58	180,143,770	74.08	5.86%
2026	2,317,186	1,968,998	163,702,798	83.14	168,129,190	85.39	4.75%
2027	2,364,509	2,161,204	162,631,218	75.25	169,889,099	78.61	5.21%
2028	3,360,638	2,715,638	234,890,310	86.50	250,761,382	92.34	6.55%
2029	3,689,145	3,183,992	238,923,312	75.04	263,018,704	82.61	7.67%
2030	3,039,481	2,899,998	225,266,017	77.68	246,475,462	84.99	6.99%
2031	2,170,973	2,003,078	177,684,188	88.71	194,625,122	97.16	4.83%
2032	2,855,968	2,580,403	196,911,068	76.31	235,887,813	91.42	6.22%
2033	3,013,558	2,836,543	219,247,092	77.29	257,835,007	90.90	6.84%
Thereafter	15,210,683	12,132,099	1,009,562,993	83.21	1,208,660,733	99.63	29.24%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	41,079	39,405	1,833,518	46.53	1,833,518	46.53	[4]
2025	846,600	812,650	47,953,098	59.01	47,886,139	58.93
2026	471,232	434,234	31,005,357	71.40	31,798,276	73.23
2027	667,989	660,189	47,712,484	72.27	49,321,005	74.71
2028	979,191	961,790	87,517,128	90.99	93,906,947	97.64
2029	1,264,116	1,130,630	71,372,768	63.13	80,909,375	71.56
2030	1,499,157	1,480,942	103,773,873	70.07	112,098,616	75.69
2031	620,194	553,357	37,053,688	66.96	40,510,208	73.21
2032	1,008,840	1,008,840	82,640,919	81.92	103,054,205	102.15
2033	377,297	366,546	24,025,167	65.54	27,737,732	75.67
Thereafter	5,066,461	4,138,427	346,808,351	83.80	420,892,392	101.70

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	21,013	21,013	1,183,848	56.34	1,183,848	56.34
2025	34,355	34,040	2,895,776	85.07	2,895,776	85.07
2026	26,513	26,513	5,364,986	202.35	5,472,464	206.41
2027	49,813	43,499	6,185,788	142.21	6,280,459	144.38
2028	46,656	46,656	7,080,468	151.76	7,333,791	157.19
2029	64,281	62,931	8,517,882	135.35	8,787,631	139.64
2030	100,574	65,274	6,212,736	95.18	6,555,200	100.43
2031	4,266	4,266	578,329	135.57	631,295	147.98
2032	65,011	64,420	4,932,214	76.56	5,652,125	87.74
2033	284,391	250,988	20,964,961	83.53	24,191,891	96.39
Thereafter	338,271	295,461	21,390,022	72.40	23,669,207	80.11

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	62,092	60,418	3,017,366	49.94	3,017,366	49.94	[4]
2025	880,955	846,690	50,848,874	60.06	50,781,915	59.98
2026	497,745	460,747	36,370,343	78.94	37,270,740	80.89
2027	717,802	703,688	53,898,272	76.59	55,601,464	79.01
2028	1,025,847	1,008,446	94,597,596	93.81	101,240,738	100.39
2029	1,328,397	1,193,561	79,890,650	66.93	89,697,006	75.15
2030	1,599,731	1,546,216	109,986,609	71.13	118,653,816	76.74
2031	624,460	557,623	37,632,017	67.49	41,141,503	73.78
2032	1,073,851	1,073,260	87,573,133	81.60	108,706,330	101.29
2033	661,688	617,534	44,990,128	72.85	51,929,623	84.09
Thereafter	5,404,732	4,433,888	368,198,373	83.04	444,561,599	100.26
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	15,930	14,256	686,077	48.13	686,077	48.13	[4]
Q4 2024	25,149	25,149	1,147,441	45.63	1,147,441	45.63
Total 2024	41,079	39,405	1,833,518	46.53	1,833,518	46.53

Q1 2025	77,716	75,775	4,183,253	55.21	3,948,087	52.10
Q2 2025	596,823	585,072	33,539,604	57.33	33,565,783	57.37
Q3 2025	29,224	28,110	2,153,517	76.61	2,170,998	77.23
Q4 2025	142,837	123,693	8,076,724	65.30	8,201,271	66.30
Total 2025	846,600	812,650	47,953,098	59.01	47,886,139	58.93

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	21,013	21,013	1,183,848	56.34	1,183,848	56.34
Total 2024	21,013	21,013	1,183,848	56.34	1,183,848	56.34

Q1 2025	27,591	27,276	1,695,334	62.15	1,695,334	62.15
Q2 2025	1,717	1,717	398,379	232.02	398,379	232.02
Q3 2025	5,047	5,047	802,064	158.92	802,064	158.92
Q4 2025	—	—	—	—	—	—
Total 2025	34,355	34,040	2,895,776	85.07	2,895,776	85.07

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	15,930	14,256	686,077	48.13	686,077	48.13	[4]
Q4 2024	46,162	46,162	2,331,289	50.50	2,331,289	50.50
Total 2024	62,092	60,418	3,017,366	49.94	3,017,366	49.94

Q1 2025	105,307	103,051	5,878,587	57.05	5,643,421	54.76
Q2 2025	598,540	586,789	33,937,983	57.84	33,964,162	57.88
Q3 2025	34,271	33,157	2,955,581	89.14	2,973,062	89.67
Q4 2025	142,837	123,693	8,076,724	65.30	8,201,271	66.30
Total 2025	880,955	846,690	50,848,874	60.06	50,781,915	59.98
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	210,069	210,069	14,257,144	67.87	14,257,144	67.87
2025	30,974	30,974	2,343,618	75.66	2,421,264	78.17
2026	4,573	4,573	320,973	70.19	342,108	74.81
2027	29,618	29,618	1,893,725	63.94	2,061,519	69.60
2028	246,857	149,060	12,227,233	82.03	13,768,490	92.37
2029	415,771	240,815	16,660,930	69.19	19,139,431	79.48
2030	19,977	19,977	1,302,894	65.22	1,606,607	80.42
2031	7,311	7,311	616,311	84.30	637,279	87.17
2032	237,933	118,967	10,048,733	84.47	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	494,641	494,641	37,206,191	75.22	45,715,381	92.42

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	6,081	6,081	640,003	105.25	659,705	108.49
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	—	—	—	—	—	—
2028	1,770	885	43,270	48.89	43,270	48.89
2029	38,118	38,118	2,255,700	59.18	2,490,720	65.34
2030	5,283	5,283	650,875	123.20	746,452	141.29
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
Thereafter	25,820	15,824	916,880	57.94	883,759	55.85

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	210,069	210,069	14,257,144	67.87	14,257,144	67.87
2025	37,055	37,055	2,983,621	80.52	3,080,969	83.15
2026	23,761	14,167	456,573	32.23	477,708	33.72
2027	29,618	29,618	1,893,725	63.94	2,061,519	69.60
2028	248,627	149,945	12,270,503	81.83	13,811,760	92.11
2029	453,889	278,933	18,916,630	67.82	21,630,151	77.55
2030	25,260	25,260	1,953,769	77.35	2,353,059	93.15
2031	7,311	7,311	616,311	84.30	637,279	87.17
2032	237,933	118,967	10,048,733	84.47	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	520,461	510,465	38,123,071	74.68	46,599,140	91.29
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2024
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	210,069	210,069	14,257,144	67.87	14,257,144	67.87
Total 2024	210,069	210,069	14,257,144	67.87	14,257,144	67.87

Q1 2025	4,944	4,944	365,686	73.97	379,804	76.82
Q2 2025	766	766	49,706	64.89	49,706	64.89
Q3 2025	—	—	—	—	—	—
Q4 2025	25,264	25,264	1,928,226	76.32	1,991,754	78.84
Total 2025	30,974	30,974	2,343,618	75.66	2,421,264	78.17

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	6,081	6,081	640,003	105.25	659,705	108.49
Q4 2025	—	—	—	—	—	—
Total 2025	6,081	6,081	640,003	105.25	659,705	108.49

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	210,069	210,069	14,257,144	67.87	14,257,144	67.87
Total 2024	210,069	210,069	14,257,144	67.87	14,257,144	67.87

Q1 2025	4,944	4,944	365,686	73.97	379,804	76.82
Q2 2025	766	766	49,706	64.89	49,706	64.89
Q3 2025	6,081	6,081	640,003	105.25	659,705	108.49
Q4 2025	25,264	25,264	1,928,226	76.32	1,991,754	78.84
Total 2025	37,055	37,055	2,983,621	80.52	3,080,969	83.15
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2024
Lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	94,445	90,594	5,884,840	64.96	5,888,202	65.00	[4]
2025	920,638	614,858	57,226,198	93.07	57,281,150	93.16
2026	701,769	563,086	38,771,117	68.85	40,203,826	71.40
2027	370,475	330,576	20,603,993	62.33	20,973,449	63.45
2028	631,013	436,590	40,841,129	93.55	42,012,444	96.23
2029	925,223	841,724	73,283,542	87.06	78,046,385	92.72
2030	760,276	708,511	65,697,225	92.73	70,736,364	99.84
2031	355,154	305,035	22,861,194	74.95	24,214,127	79.38
2032	281,561	191,348	13,250,288	69.25	13,678,918	71.49
2033	347,701	311,439	34,495,072	110.76	37,541,468	120.54
Thereafter	4,814,611	3,368,833	327,839,193	97.32	380,185,659	112.85

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	10,118	10,118	1,345,694	133.00	1,345,694	133.00
2025	4,894	4,894	450,000	91.95	510,000	104.21
2026	24,539	21,918	10,896,293	497.13	11,362,079	518.39
2027	—	—	—	—	—	—
2028	2,424	647	201,123	310.87	210,828	325.87
2029	9,577	5,671	1,763,102	310.90	1,955,286	344.78
2030	1,023	1,023	309,000	302.05	368,962	360.67
2031	22,711	16,395	5,102,959	311.26	5,789,466	353.13
2032	12,182	11,064	1,016,366	91.86	1,238,857	111.97
2033	19,279	19,279	4,236,406	219.74	4,798,230	248.88
Thereafter	283,464	158,917	42,736,943	268.93	41,932,076	263.86

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	104,563	100,712	7,230,534	71.79	7,233,896	71.83	[4]
2025	925,532	619,752	57,676,198	93.06	57,791,150	93.25
2026	726,308	585,004	49,667,410	84.90	51,565,905	88.15
2027	370,475	330,576	20,603,993	62.33	20,973,449	63.45
2028	633,437	437,237	41,042,252	93.87	42,223,272	96.57
2029	934,800	847,395	75,046,644	88.56	80,001,671	94.41
2030	761,299	709,534	66,006,225	93.03	71,105,326	100.21
2031	377,865	321,430	27,964,153	87.00	30,003,593	93.34
2032	293,743	202,412	14,266,654	70.48	14,917,775	73.70
2033	366,980	330,718	38,731,478	117.11	42,339,698	128.02
Thereafter	5,098,075	3,527,750	370,576,136	105.05	422,117,735	119.66
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	28,233	28,233	1,256,373	44.50	1,256,373	44.50	[4]
Q4 2024	66,212	62,361	4,628,467	74.22	4,631,829	74.27
Total 2024	94,445	90,594	5,884,840	64.96	5,888,202	65.00

Q1 2025	467,300	186,004	19,875,236	106.85	19,878,576	106.87
Q2 2025	148,149	131,203	12,609,579	96.11	12,609,579	96.11
Q3 2025	126,901	123,072	11,354,840	92.26	11,390,326	92.55
Q4 2025	178,288	174,580	13,386,543	76.68	13,402,669	76.77
Total 2025	920,638	614,858	57,226,198	93.07	57,281,150	93.16

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	10,118	10,118	1,345,694	133.00	1,345,694	133.00
Total 2024	10,118	10,118	1,345,694	133.00	1,345,694	133.00

Q1 2025	715	715	30,000	41.96	30,000	41.96
Q2 2025	—	—	—	—	—	—
Q3 2025	4,179	4,179	420,000	100.50	480,000	114.86
Q4 2025	—	—	—	—	—	—
Total 2025	4,894	4,894	450,000	91.95	510,000	104.21

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	28,233	28,233	1,256,373	44.50	1,256,373	44.50	[4]
Q4 2024	76,330	72,479	5,974,161	82.43	5,977,523	82.47
Total 2024	104,563	100,712	7,230,534	71.79	7,233,896	71.83

Q1 2025	468,015	186,719	19,905,236	106.61	19,908,576	106.62
Q2 2025	148,149	131,203	12,609,579	96.11	12,609,579	96.11
Q3 2025	131,080	127,251	11,774,840	92.53	11,870,326	93.28
Q4 2025	178,288	174,580	13,386,543	76.68	13,402,669	76.77
Total 2025	925,532	619,752	57,676,198	93.06	57,791,150	93.25
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	185,039	173,332	15,630,700	90.18	15,693,554	90.54	[4]
2025	579,695	542,585	42,963,971	79.18	43,475,136	80.13
2026	606,989	515,897	51,043,729	98.94	51,812,610	100.43
2027	542,248	531,284	52,560,471	98.93	55,608,075	104.67
2028	652,616	622,581	56,680,194	91.04	61,159,030	98.23
2029	471,768	411,565	38,253,913	92.95	42,835,310	104.08
2030	411,500	399,887	33,644,484	84.14	38,810,360	97.05
2031	943,366	916,660	99,473,540	108.52	109,116,748	119.04
2032	342,780	312,263	25,068,702	80.28	30,494,621	97.66
2033	650,051	650,051	67,375,122	103.65	77,606,673	119.39
Thereafter	536,802	419,200	37,547,032	89.57	49,470,431	118.01

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	8,766	8,766	682,460	77.85	686,735	78.34
2026	10,259	10,259	758,784	73.96	806,938	78.66
2027	12,566	12,566	423,368	33.69	530,933	42.25
2028	17,722	17,722	1,390,155	78.44	1,381,140	77.93
2029	3,403	3,403	319,849	93.99	348,627	102.45
2030	15,689	15,689	1,024,388	65.29	1,313,402	83.71
2031	30,155	26,801	1,686,079	62.91	1,915,101	71.46
2032	6,357	6,357	437,197	68.77	490,576	77.17
2033	21,063	21,063	2,033,803	96.56	2,251,047	106.87
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	185,039	173,332	15,630,700	$90.18	15,693,554	90.54	[4]
2025	588,461	551,351	43,646,431	79.16	44,161,871	80.10
2026	617,248	526,156	51,802,513	98.45	52,619,548	100.01
2027	554,814	543,850	52,983,839	97.42	56,139,008	103.23
2028	670,338	640,303	58,070,349	90.69	62,540,170	97.67
2029	475,171	414,968	38,573,762	92.96	43,183,937	104.07
2030	427,189	415,576	34,668,872	83.42	40,123,762	96.55
2031	973,521	943,461	101,159,619	107.22	111,031,849	117.69
2032	349,137	318,620	25,505,899	80.05	30,985,197	97.25
2033	671,114	671,114	69,408,925	103.42	79,857,720	118.99
Thereafter	536,802	419,200	37,547,032	89.57	49,470,431	118.01
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	17,967	10,996	845,254	76.87	845,254	76.87	[4]
Q4 2024	167,072	162,336	14,785,446	91.08	14,848,300	91.47
Total 2024	185,039	173,332	15,630,700	90.18	15,693,554	90.54

Q1 2025	94,336	93,016	7,246,612	77.91	7,246,612	77.91
Q2 2025	113,117	99,562	8,552,756	85.90	8,610,749	86.49
Q3 2025	269,442	256,115	18,486,074	72.18	18,726,707	73.12
Q4 2025	102,800	93,893	8,678,528	92.43	8,891,068	94.69
Total 2025	579,695	542,585	42,963,971	79.18	43,475,136	80.13

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	1	1	21,920	21,920.16	21,920	21,920.16
Q2 2025	3,345	3,345	169,341	50.63	169,341	50.63
Q3 2025	5,000	5,000	472,395	94.48	476,180	95.24
Q4 2025	420	420	18,803	44.77	19,294	45.94
Total 2025	8,766	8,766	682,460	77.85	686,735	78.34

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	17,967	10,996	845,254	76.87	845,254	76.87	[4]
Q4 2024	167,072	162,336	14,785,446	91.08	14,848,300	91.47
Total 2024	185,039	173,332	15,630,700	90.18	15,693,554	90.54

Q1 2025	94,337	93,017	7,268,532	78.14	7,268,532	78.14
Q2 2025	116,462	102,907	8,722,097	84.76	8,780,090	85.32
Q3 2025	274,442	261,115	18,958,469	72.61	19,202,887	73.54
Q4 2025	103,220	94,313	8,697,331	92.22	8,910,362	94.48
Total 2025	588,461	551,351	43,646,431	79.16	44,161,871	80.10
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	134,144	80,467	4,865,769	60.47	5,233,791	65.04
2026	66,610	65,742	4,000,623	60.85	4,161,600	63.30
2027	77,785	74,224	4,398,274	59.26	4,635,712	62.46
2028	592,670	293,733	16,544,571	56.33	17,688,475	60.22
2029	187,380	167,322	9,229,226	55.16	9,488,543	56.71
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	4,742	1,597	91,717	57.44	106,150	66.48
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	3,686	1,241	95,390	76.86	95,390	76.86
2027	—	—	—	—	—	—
2028	945	945	52,787	55.86	57,229	60.56
2029	1,121	377	7,306	19.36	7,306	19.36
2030	—	—	—	—	—	—
2031	3,048	3,048	194,836	63.92	223,274	73.25
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—
TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	134,144	80,467	4,865,769	60.47	5,233,791	65.04
2026	70,296	66,983	4,096,013	61.15	4,256,990	63.55
2027	77,785	74,224	4,398,274	59.26	4,635,712	62.46
2028	593,615	294,678	16,597,358	56.32	17,745,704	60.22
2029	188,501	167,699	9,236,532	55.08	9,495,849	56.62
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	7,790	4,645	286,553	61.69	329,424	70.92
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2024
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	330,395	49.42	330,395	49.42
Q3 2025	—	—	—	—	—	—
Q4 2025	114,290	73,782	4,535,374	61.47	4,903,397	66.46
Total 2025	134,144	80,467	4,865,769	60.47	5,233,791	65.04

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

TOTAL PROPERTY TYPES

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	330,395	49.42	330,395	49.42
Q3 2025	—	—	—	—	—	—
Q4 2025	114,290	73,782	4,535,374	61.47	4,903,397	66.46
Total 2025	134,144	80,467	4,865,769	60.47	5,233,791	65.04
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2024
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	318,213	318,213	15,821,113	49.72	15,821,113	49.72	[4]
2025	289,971	276,229	17,660,619	63.93	17,846,896	64.61
2026	347,958	283,888	19,671,067	69.29	20,288,108	71.47
2027	565,803	435,138	25,908,902	59.54	27,443,070	63.07
2028	157,257	153,512	9,860,762	64.23	10,674,220	69.53
2029	277,474	250,523	14,961,484	59.72	16,612,488	66.31
2030	157,017	134,427	8,205,165	61.04	9,349,590	69.55
2031	144,674	133,256	7,502,512	56.30	8,687,478	65.19
2032	818,864	798,053	54,574,397	68.38	62,884,809	78.80
2033	979,568	976,416	55,420,095	56.76	67,932,128	69.57
Thereafter	3,500,395	3,120,582	187,785,631	60.18	237,240,954	76.02

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	20,278	20,278	1,241,874	61.24	1,247,178	61.50
2026	33,870	32,053	1,638,879	51.13	1,650,191	51.48
2027	48,212	44,110	2,944,213	66.75	3,034,877	68.80
2028	31,517	31,517	2,451,490	77.78	2,525,518	80.13
2029	30,913	30,913	2,297,610	74.33	2,397,602	77.56
2030	35,931	35,931	2,426,661	67.54	2,632,343	73.26
2031	35,352	35,352	2,523,023	71.37	2,793,996	79.03
2032	17,703	17,703	1,078,165	60.90	1,252,836	70.77
2033	147,314	147,314	4,429,338	30.07	4,807,076	32.63
Thereafter	109,689	106,568	6,370,465	59.78	7,462,060	70.02

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	318,213	318,213	15,821,113	49.72	15,821,113	49.72	[4]
2025	310,249	296,507	18,902,493	63.75	19,094,074	64.40
2026	381,828	315,941	21,309,946	67.45	21,938,299	69.44
2027	614,015	479,248	28,853,115	60.20	30,477,947	63.60
2028	188,774	185,029	12,312,252	66.54	13,199,738	71.34
2029	308,387	281,436	17,259,094	61.33	19,010,090	67.55
2030	192,948	170,358	10,631,826	62.41	11,981,933	70.33
2031	180,026	168,608	10,025,535	59.46	11,481,474	68.10
2032	836,567	815,756	55,652,562	68.22	64,137,645	78.62
2033	1,126,882	1,123,730	59,849,433	53.26	72,739,204	64.73
Thereafter	3,610,084	3,227,150	194,156,096	60.16	244,703,014	75.83
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	26,857	26,857	1,095,176	40.78	1,095,176	40.78	[4]
Q4 2024	291,356	291,356	14,725,937	50.54	14,725,937	50.54
Total 2024	318,213	318,213	15,821,113	49.72	15,821,113	49.72

Q1 2025	68,228	62,891	3,657,051	58.15	3,657,051	58.15
Q2 2025	81,113	77,655	4,507,647	58.05	4,518,342	58.18
Q3 2025	83,196	81,046	6,047,195	74.61	6,153,016	75.92
Q4 2025	57,434	54,638	3,448,727	63.12	3,518,486	64.40
Total 2025	289,971	276,229	17,660,619	63.93	17,846,896	64.61

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	5,594	5,594	242,535	43.36	242,535	43.36
Q2 2025	12,690	12,690	779,148	61.40	779,148	61.40
Q3 2025	—	—	—	—	—	—
Q4 2025	1,994	1,994	220,190	110.43	225,495	113.09
Total 2025	20,278	20,278	1,241,874	61.24	1,247,178	61.50

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	26,857	26,857	1,095,176	40.78	1,095,176	40.78	[4]
Q4 2024	291,356	291,356	14,725,937	50.54	14,725,937	50.54
Total 2024	318,213	318,213	15,821,113	49.72	15,821,113	49.72

Q1 2025	73,822	68,485	3,899,586	56.94	3,899,586	56.94
Q2 2025	93,803	90,345	5,286,795	58.52	5,297,490	58.64
Q3 2025	83,196	81,046	6,047,195	74.61	6,153,016	75.92
Q4 2025	59,428	56,632	3,668,917	64.79	3,743,981	66.11
Total 2025	310,249	296,507	18,902,493	63.75	19,094,074	64.40
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Lease expirations - CBD properties [1,2,3]
as of September 30, 2024

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	24,733	23,059	1,361,790	59.06	1,361,790	59.06	[4]
2025	214,986	180,721	14,517,799	80.33	14,631,279	80.96
2026	282,580	245,582	22,783,731	92.77	23,265,279	94.74
2027	437,826	423,711	37,865,039	89.37	39,316,424	92.79
2028	782,534	765,133	81,101,364	106.00	86,859,025	113.52
2029	814,013	679,177	53,882,249	79.33	60,477,883	89.05
2030	1,470,013	1,416,498	102,653,011	72.47	110,654,322	78.12
2031	52,535	46,039	3,875,874	84.19	4,312,628	93.67
2032	868,000	867,409	68,908,846	79.44	86,985,375	100.28
2033	430,141	385,987	30,847,321	79.92	35,531,700	92.05
Thereafter	4,899,843	3,928,999	335,705,156	85.44	405,494,490	103.21

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	210,069	210,069	14,257,144	67.87	14,257,144	67.87
2025	37,055	37,055	2,983,621	80.52	3,080,969	83.15
2026	23,761	14,167	456,573	32.23	477,708	33.72
2027	29,618	29,618	1,893,725	63.94	2,061,519	69.60
2028	248,627	149,945	12,270,503	81.83	13,811,760	92.11
2029	453,889	278,933	18,916,630	67.82	21,630,151	77.55
2030	25,260	25,260	1,953,768	77.35	2,353,059	93.15
2031	7,311	7,311	616,311	84.3	637,279	87.17
2032	237,933	118,967	10,048,733	84.47	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	520,461	510,465	38,123,070	74.68	46,599,140	91.29

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	54,523	50,672	5,265,097	103.91	5,268,459	103.97	[4]
2025	804,468	498,688	53,015,754	106.31	53,107,603	106.49
2026	417,851	276,547	36,998,255	133.79	38,635,158	139.71
2027	161,145	121,246	12,636,652	104.22	12,788,831	105.48
2028	575,313	379,113	38,847,286	102.47	39,913,947	105.28
2029	737,810	650,405	67,993,072	104.54	72,533,098	111.52
2030	709,625	657,860	64,002,052	97.29	68,973,014	104.84
2031	228,306	171,871	21,796,458	126.82	23,549,721	137.02
2032	214,973	123,642	11,173,164	90.37	11,671,755	94.40
2033	347,549	311,287	37,996,329	122.06	41,517,109	133.37
Thereafter	4,882,134	3,311,809	361,834,796	109.26	412,434,601	124.53

Q3 2024
Lease expirations - CBD properties (continued) [1,2,3]
as of September 30, 2024

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	161,624	161,624	14,927,124	92.36	14,988,747	92.74	[4]
2025	227,890	227,890	20,458,950	89.78	20,675,979	90.73
2026	430,863	430,863	41,821,705	97.06	42,446,293	98.51
2027	450,545	450,545	45,824,432	101.71	48,435,829	107.50
2028	545,883	545,883	53,507,646	98.02	57,583,497	105.49
2029	314,900	314,900	33,296,229	105.74	37,225,243	118.21
2030	312,144	312,144	28,210,974	90.38	33,080,542	105.98
2031	913,399	913,399	99,536,938	108.97	109,095,817	119.44
2032	288,102	288,102	23,522,766	81.65	28,756,468	99.81
2033	671,114	671,114	69,408,926	103.42	79,857,720	118.99
Thereafter	306,210	306,210	26,981,817	88.12	36,879,285	120.44

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	134,144	80,467	4,865,769	60.47	5,233,791	65.04
2026	70,296	66,983	4,096,012	61.15	4,256,990	63.55
2027	77,785	74,224	4,398,274	59.26	4,635,712	62.46
2028	593,615	294,678	16,597,359	56.32	17,745,703	60.22
2029	188,501	167,699	9,236,532	55.08	9,495,850	56.62
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	7,790	4,645	286,552	61.70	329,424	70.93
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	291,736	291,736	14,739,133	50.52	14,739,133	50.52	[4]
2025	261,411	247,669	16,827,921	67.95	16,997,518	68.63
2026	363,863	297,976	20,568,647	69.03	21,174,880	71.06
2027	598,439	463,671	28,030,191	60.45	29,645,505	63.94
2028	186,199	182,454	12,105,493	66.35	12,974,832	71.11
2029	305,734	278,783	17,155,983	61.54	18,893,766	67.77
2030	187,750	165,160	10,430,188	63.15	11,746,708	71.12
2031	177,756	166,338	9,899,291	59.51	11,345,243	68.21
2032	836,567	815,756	55,652,562	68.22	64,137,645	78.62
2033	1,055,138	1,051,986	58,063,196	55.19	70,934,526	67.43
Thereafter	3,601,622	3,218,688	193,828,646	60.22	244,295,699	75.90

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Lease expirations - Suburban properties [1,2,3]
as of September 30, 2024

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	37,359	37,359	1,655,577	44.32	1,655,577	44.32	[4]
2025	665,969	665,969	36,331,076	54.55	36,150,637	54.28
2026	215,165	215,165	13,586,611	63.15	14,005,461	65.09
2027	279,976	279,976	16,033,233	57.27	16,285,041	58.17
2028	243,313	243,313	13,496,232	55.47	14,381,713	59.11
2029	514,384	514,384	26,008,401	50.56	29,219,123	56.80
2030	129,718	129,718	7,333,598	56.53	7,999,494	61.67
2031	571,925	511,585	33,756,142	65.98	36,828,875	71.99
2032	205,851	205,851	18,664,288	90.67	21,720,954	105.52
2033	231,547	231,547	14,142,807	61.08	16,397,923	70.82
Thereafter	504,889	504,889	32,493,217	64.36	39,067,109	77.38

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	50,040	50,040	1,965,437	39.28	1,965,437	39.28	[4]
2025	121,064	121,064	4,660,444	38.50	4,683,547	38.69
2026	308,457	308,457	12,669,155	41.07	12,930,747	41.92
2027	209,330	209,330	7,967,341	38.06	8,184,618	39.10
2028	58,124	58,124	2,194,966	37.76	2,309,325	39.73
2029	196,990	196,990	7,053,572	35.81	7,468,574	37.91
2030	51,674	51,674	2,004,172	38.78	2,132,313	41.26
2031	149,559	149,559	6,167,694	41.24	6,453,871	43.15
2032	78,770	78,770	3,093,491	39.27	3,246,020	41.21
2033	19,431	19,431	735,149	37.83	822,589	42.33
Thereafter	215,941	215,941	8,741,340	40.48	9,683,134	44.84

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	23,415	11,708	703,576	60.10	704,807	60.20	[4]
2025	360,571	323,461	23,187,480	71.69	23,485,892	72.61
2026	186,385	95,293	9,980,808	104.74	10,173,255	106.76
2027	104,269	93,305	7,159,407	76.73	7,703,179	82.56
2028	124,455	94,420	4,562,703	48.32	4,956,674	52.50
2029	160,271	100,068	5,277,533	52.74	5,958,695	59.55
2030	115,045	103,432	6,457,898	62.44	7,043,220	68.10
2031	60,122	30,061	1,622,681	53.98	1,936,031	64.40
2032	61,035	30,518	1,983,133	64.98	2,228,729	73.03
2033	—	—	—	—	—	—
Thereafter	230,592	112,990	10,565,215	93.51	12,591,146	111.44

Q3 2024
Lease expirations - Suburban properties (continued) [1,2,3]
as of September 30, 2024

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	26,477	26,477	1,081,980	40.86	1,081,980	40.86	[4]
2025	48,838	48,838	2,074,572	42.48	2,096,557	42.93
2026	17,965	17,965	741,299	41.26	763,419	42.49
2027	15,576	15,576	822,924	52.83	832,443	53.44
2028	2,575	2,575	206,759	80.29	224,905	87.34
2029	2,653	2,653	103,110	38.87	116,324	43.85
2030	5,198	5,198	201,638	38.79	235,226	45.25
2031	2,270	2,270	126,244	55.61	136,232	60.01
2032	—	—	—	—	—	—
2033	71,744	71,744	1,786,238	24.90	1,804,678	25.15
Thereafter	8,462	8,462	327,449	38.70	407,315	48.13

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2024
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector	646.855.1363
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Compass Point Research & Trading, LLC	Floris van Dijkum	646.757.2621
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies & Co.	Peter Abramowitz	212.336.7241
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas/Upal Rana	917.368.2286 / 917.368.2316
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wedbush	Richard Anderson	212.938.9949
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q3 2024
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2021 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2022, 2023 and 2024 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q3 2024
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net (income) loss attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2024
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company is no longer actively leasing the property in anticipation of a future development/redevelopment.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2024
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net (income) loss attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, loss from unconsolidated joint ventures, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, gains (losses) on sales of real estate, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investment, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 22 - 25 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q3 2024
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Sep-24	30-Jun-24
Revenue	$859,227	$850,482
Partners’ share of revenue from consolidated joint ventures (JVs)	(79,196)	(81,219)
BXP’s share of revenue from unconsolidated JVs	55,067	51,527
BXP’s Share of revenue	$835,098	$820,790

Straight-line rent	$29,578	$16,094
Partners’ share of straight-line rent from consolidated JVs	(5,544)	(2,549)
BXP’s share of straight-line rent from unconsolidated JVs	1,399	3,238
BXP’s Share of straight-line rent	$25,433	$16,783

Fair value lease revenue [1]	$1,298	$1,363
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	985	987
BXP’s Share of fair value lease revenue [1]	$2,294	$2,361

Lease termination income	$12,120	$841
Partners’ share of termination income from consolidated JVs	(18)	(40)
BXP’s share of termination income from unconsolidated JVs	77	—
BXP’s Share of termination income	$12,179	$801

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$34,255	$33,890
Partners’ share of parking and other revenue from consolidated JVs	(636)	(909)
BXP’s share of parking and other revenue from unconsolidated JVs	2,127	1,759
BXP’s Share of parking and other revenue	$35,746	$34,740

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	503	584
BXP’s Share of hedge amortization, net of costs	$1,949	$2,030

Straight-line ground rent expense adjustment	$541	$589
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	138	139
BXP’s Share of straight-line ground rent expense adjustment	$679	$728

Depreciation and amortization	$222,890	$219,542
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,857)	(19,203)
BXP’s share of depreciation and amortization from unconsolidated JVs	20,757	19,827
BXP’s Share of depreciation and amortization	$224,790	$220,166

Lease transaction costs that qualify as rent inducements [2]	$4,983	$3,471
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	87	(255)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	—	—
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$5,070	$3,216

2nd generation tenant improvements and leasing commissions	$88,099	$38,126
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(18,202)	(5,712)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	560	2
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$70,457	$32,416

Q3 2024
Reconciliations (continued)

Maintenance capital expenditures [3]	$21,481	$16,218
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(3,327)	(1,821)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	66	94
BXP’s Share of maintenance capital expenditures [3]	$18,220	$14,491

Interest expense	$163,194	$149,642
Partners’ share of interest expense from consolidated JVs	(12,005)	(11,882)
BXP’s share of interest expense from unconsolidated JVs	19,335	18,651
BXP’s Share of interest expense	$170,524	$156,411

Capitalized interest	$11,625	$10,336
Partners’ share of capitalized interest from consolidated JVs	(32)	(32)
BXP’s share of capitalized interest from unconsolidated JVs	3,304	3,463
BXP’s Share of capitalized interest	$14,897	$13,767

Amortization of financing costs	$4,820	$5,073
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	438	375
BXP’s Share of amortization of financing costs	$4,760	$4,950

Fair value interest adjustment	$4,224	$4,206
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	499
BXP’s Share of fair value interest adjustment	$4,723	$4,705

Amortization and accretion related to sales type lease	$250	$246
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share off amortization and accretion related to sales type lease from unconsolidated JVs	28	28
BXP’s Share of amortization and accretion related to sales type lease	$278	$274

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2024
Reconciliations (continued)
for the three months ended September 30, 2024
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$76,554	$93,576	$170,130
Straight-line rent	5,265	7,641	12,906
Fair value lease revenue	(27)	—	(27)
Termination income	46	—	46
Total lease revenue	81,838	101,217	183,055
Parking and other	—	1,414	1,414
Total rental revenue [3]	81,838	102,631	184,469
Expenses
Operating	33,970	42,791	76,761
Net Operating Income (NOI)	47,868	59,840	107,708

Other income (expense)
Development and management services revenue	1	616	617
Losses from investments in securities	—	(3)	(3)
Interest and other income	1,243	2,364	3,607
Interest expense	(21,395)	(7,668)	(29,063)
Depreciation and amortization expense	(17,469)	(24,856)	(42,325)
Transaction costs	—	5	5
General and administrative expense	(288)	(164)	(452)
Total other income (expense)	(37,908)	(29,706)	(67,614)
Net income	$9,960	$30,134	$40,094

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,471	$26,016	$44,487
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,397	$33,824	$63,221
Unearned portion of capitalized fees [5]	$1,747	$527	$2,274

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$636	$636
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$382	$495	$877
Partners’ share of capitalized interest	$—	$32	$32
Partners’ share of lease transactions costs which will qualify as rent inducements	$—	$87	$87
Partners’ share of management and other fees	$676	$912	$1,588
Partners’ share of basis differential depreciation and amortization expense	$(24)	$(168)	$(192)
Partners’ share of basis differential interest and other adjustments	$(4)	$39	$35

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$2,954	$12,283	$15,237
Add:
Partners’ share of interest expense after BXP’s basis differential	8,554	3,451	12,005
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,345	11,512	18,857
Partners’ share of EBITDAre	$18,853	$27,246	$46,099

Q3 2024
Reconciliations (continued)
for the three months ended September 30, 2024
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$32,735	$46,184	$78,919
Less: Termination income	18	—	18
Rental revenue (excluding termination income) [3]	32,717	46,184	78,901
Less: Operating expenses (including partners’ share of management and other fees)	14,264	20,168	34,432
Income allocation to private REIT shareholders	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,453	$26,016	$44,469

Rental revenue (excluding termination income) [3]	$32,717	$46,184	$78,901
Less: Straight-line rent	2,106	3,438	5,544
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	(87)	(87)
Subtotal	30,622	42,659	73,281
Less: Operating expenses (including partners’ share of management and other fees)	14,264	20,168	34,432
Income allocation to private REIT shareholders	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,358	$22,491	$38,849

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$32,735	$46,184	$78,919
Add: Development and management services revenue	—	277	277
Revenue	$32,735	$46,461	$79,196

_________
1Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2024
Reconciliations (continued)
for the three months ended September 30, 2024
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$26,118	$19,507		$23,849		$17,662		$7,933	$20,500	$115,569
Straight-line rent	1,038	(887)		1,785		617		130	(38)	2,645
Fair value lease revenue	—	—		1,538		15		1,080	—	2,633
Termination income	—	—		—		—		—	153	153
Amortization and accretion related to sales type lease	56	—		—		—		—	—	56
Total lease revenue	27,212	18,620		27,172		18,294		9,143	20,615	121,056
Parking and other	1,040	1,804		75		232		665	835	4,651
Total rental revenue [3]	28,252	20,424		27,247		18,526		9,808	21,450	125,707
Expenses
Operating	10,053	7,545		14,346	[4]	9,279		4,194	7,833	53,250
Net operating income/(loss)	18,199	12,879		12,901		9,247		5,614	13,617	72,457

Other income/(expense)
Development and management services revenue	4	—		506		—		—	5	515
Interest and other income (loss)	319	926		216		—		172	580	2,213
Interest expense	(11,785)	(5,052)		(14,468)		—		(4,518)	(9,421)	(45,244)
Unrealized gain/loss on derivative instruments	—	—		(19,172)		—		—	—	(19,172)
Transaction costs	1	6		—		—		(28)	(32)	(53)
Depreciation and amortization expense	(8,671)	(5,359)		(8,979)		(6,919)		(6,303)	(4,851)	(41,082)
General and administrative expense	49	(10)		(56)		(13)		—	—	(30)
Total other income/(expense)	(20,083)	(9,489)		(41,953)		(6,932)		(10,677)	(13,719)	(102,853)
Net income/(loss)	$(1,884)	$3,390		$(29,052)		$2,315		$(5,063)	$(102)	$(30,396)

BXP’s share of select items:
BXP’s share of parking and other revenue	$520	$902		$33		$116		$224	$332	$2,127
BXP’s share of amortization of financing costs	$206	$23		$73		$—		$28	$108	$438
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$503	$—	$503
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—	$499
BXP’s share of capitalized interest	$—	$—		$2,978		$—		$—	$326	$3,304
BXP’s share of amortization and accretion related to sales type lease	$28	$—		$—		$—		$—	$—	$28

Reconciliation of BXP’s share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$(949)	$974		$(6,262)		$290		$(1,421)	$357	$(7,011)
Add:
BXP’s share of interest expense	5,893	2,526		5,244		—		1,521	4,151	19,335
BXP’s share of depreciation and amortization expense	4,342	3,791	[5]	4,722		3,988	[5]	1,844	2,070	20,757
BXP’s share of EBITDAre	$9,286	$7,291	[5]	$3,704		$4,278	[5]	$1,944	$6,578	$33,081

Q3 2024
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$14,126	$10,608	[5]	$8,336	[5]	$8,993	[5]	$3,302	$9,444	$54,809
BXP’s share of operating expenses	5,027	3,773		4,864		4,708		1,403	3,115	22,890
BXP’s share of net operating income/(loss)	9,099	6,835	[5]	3,472	[5]	4,285	[5]	1,899	6,329	31,919
Less:
BXP’s share of termination income	—	—		—		—		—	77	77
BXP’s share of net operating income/(loss) (excluding termination income)	9,099	6,835		3,472		4,285		1,899	6,252	31,842
Less:
BXP’s share of straight-line rent	520	(353)	[5]	842	[5]	311	[5]	44	35	1,399
BXP’s share of fair value lease revenue	—	305	[5]	527	[5]	(211)	[5]	364	—	985
BXP’s share of amortization and accretion related to sales type lease	28	—		—		—		—	—	28
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		138		—		—	—	138
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		—		—		—	—	—
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$8,551	$6,883	[5]	$2,241	[5]	$4,185	[5]	$1,491	$6,217	$29,568

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$14,126	$10,608	[5]	$8,336	[5]	$8,993	[5]	$3,302	$9,444	$54,809
Add:
BXP’s share of development and management services revenue	2	—		253		—		—	3	258
BXP’s share of revenue	$14,128	$10,608	[5]	$8,589	[5]	$8,993	[5]	$3,302	$9,447	$55,067

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 22-25.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 Includes approximately $276 of straight-line ground rent expense.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q3 2024
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Jun-24	30-Jun-23
Net income attributable to BXP, Inc.	$79,615	$104,299
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,509	12,117
Noncontrolling interest in property partnerships	17,825	19,768
Net income	106,949	136,184
Add:
Interest expense	149,642	142,473
Loss from unconsolidated joint ventures	5,799	6,668
Depreciation and amortization expense	219,542	202,577
Transaction costs	189	308
Payroll and related costs from management services contracts	4,148	4,609
General and administrative expense	44,109	44,175
Less:
Interest and other income (loss)	10,788	17,343
Unrealized gain on non-real estate investment	58	124
Gains from investments in securities	315	1,571
Direct reimbursements of payroll and related costs from management services contracts	4,148	4,609
Development and management services revenue	6,352	9,858
Net Operating Income (NOI)	508,717	503,489
Add:
BXP’s share of NOI from unconsolidated joint ventures	31,587	42,254
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	47,391	47,958
BXP’s Share of NOI	492,913	497,785
Less:
Termination income	841	(164)
BXP’s share of termination income from unconsolidated joint ventures	—	3,113
Add:
Partners’ share of termination income from consolidated joint ventures	40	(276)
BXP’s Share of NOI (excluding termination income)	$492,112	$494,560

Net Operating Income (NOI)	$508,717	$503,489
Less:
Termination income	841	(164)
NOI from non Same Properties (excluding termination income)	28,364	3,163
Same Property NOI (excluding termination income)	479,512	500,490
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	47,351	48,234
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	31,587	39,141
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	1,970	8,509
BXP’s Share of Same Property NOI (excluding termination income)	$461,778	$482,888

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(21,110)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(4.4)%

Q3 2024
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Jun-24	30-Jun-23
Net income attributable to BXP, Inc.	$79,615	$104,299
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,509	12,117
Noncontrolling interest in property partnerships	17,825	19,768
Net income	106,949	136,184
Add:
Interest expense	149,642	142,473
Loss from unconsolidated joint ventures	5,799	6,668
Depreciation and amortization expense	219,542	202,577
Transaction costs	189	308
Payroll and related costs from management services contracts	4,148	4,609
General and administrative expense	44,109	44,175
Less:
Interest and other income (loss)	10,788	17,343
Unrealized gain on non-real estate investment	58	124
Gains from investments in securities	315	1,571
Direct reimbursements of payroll and related costs from management services contracts	4,148	4,609
Development and management services revenue	6,352	9,858
Net Operating Income (NOI)	508,717	503,489
Less:
Straight-line rent	16,094	26,493
Fair value lease revenue	1,363	5,850
Amortization and accretion related to sales type lease	246	229
Termination income	841	(164)
Add:
Straight-line ground rent expense adjustment [1]	585	578
Lease transaction costs that qualify as rent inducements [2]	3,471	3,402
NOI - cash (excluding termination income)	494,229	475,061
Less:
NOI - cash from non Same Properties (excluding termination income)	30,456	(1,654)
Same Property NOI - cash (excluding termination income)	463,773	476,715
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	45,068	43,732
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	27,473	35,250
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	(24)	7,103
BXP’s Share of Same Property NOI - cash (excluding termination income)	$446,202	$461,130

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$(14,928)
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	(3.2)%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $4 and $91 for the three months ended June 30, 2024 and 2023, respectively. As of June 30, 2024, the Company has remaining lease payments aggregating approximately $31.2 million, all of which it expects to incur by the end of 2026 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2026 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q3 2024
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-23	30-Jun-23
Revenue
Lease	$767,181	$761,733
Parking and other	29,649	26,054
Insurance proceeds	779	930
Hotel revenue	13,484	13,969
Development and management services	9,284	9,858
Direct reimbursements of payroll and related costs from management services contracts	3,906	4,609
Total revenue	824,283	817,153
Expenses
Operating	159,923	150,735
Real estate taxes	140,368	137,566
Demolition costs	(619)	738
Restoration expenses related to insurance claim	520	1,997
Hotel operating	9,020	8,161
General and administrative	31,410	44,175
Payroll and related costs from management services contracts	3,906	4,609
Transaction costs	751	308
Depreciation and amortization	207,435	202,577
Total expenses	552,714	550,866
Other income (expense)
Loss from unconsolidated joint ventures	(247,556)	(6,668)
Gains on sales of real estate	517	—
Gains (losses) from investments in securities	(925)	1,571
Interest and other income (loss)	20,715	17,343
Unrealized gain (loss) on non-real estate investment	(51)	124
Interest expense	(147,812)	(142,473)
Net income (loss)	(103,543)	136,184
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(20,909)	(19,768)
Noncontrolling interest - common units of the Operating Partnership	12,626	(12,117)
Net income (loss) attributable to BXP, Inc.	$(111,826)	$104,299

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$(0.71)	$0.67
Net income (loss) attributable to BXP, Inc. per share - diluted	$(0.71)	$0.66